WELLS FARGO BANK, N.A.,

as Master Servicer and Securities Administrator

OCWEN LOAN SERVICING, LLC

as Servicer

RENAISSANCE HOME EQUITY LOAN TRUST 2006-2,

as Issuer

and

HSBC BANK USA, NATIONAL ASSOCIATION,

as Indenture Trustee

_____________________________

SERVICING AGREEMENT

Dated as of June 29, 2006

_____________________________

Mortgage Loans

Renaissance Home Equity Loan Trust 2006-2

TABLE OF CONTENTS

ARTICLE I   DEFINITIONS

Section 1.01.	Definitions.
Section 1.02.	Other Definitional Provisions.
Section 1.03.	Interest Calculations..

ARTICLE II   REPRESENTATIONS AND WARRANTIES

Section 2.01.	Representations, Warranties and Covenants Regarding the Servicer and the Master Servicer.
Section 2.02.	Existence..
Section 2.03.	Enforcement of Representations and Warranties.

ARTICLE III   ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.	The Servicer.
Section 3.02.	Collection of Certain Mortgage Loan Payments.
Section 3.03.	Withdrawals from the Collection Account.
Section 3.04.	Maintenance of Hazard Insurance; Property Protection Expenses.
Section 3.05.	Maintenance of Mortgage Impairment Insurance Policy.
Section 3.06.	Management and Realization Upon Defaulted Mortgage Loans.
Section 3.07.	Indenture Trustee to Cooperate.
Section 3.08.	Servicing Compensation; Payment of Certain Expenses by Servicer.
Section 3.09.	Statement as to Compliance.
Section 3.10.	Assessments of Compliance and Attestation Reports.
Section 3.11.	Maintenance of Certain Servicing Insurance Policies.
Section 3.12.	Exchange Commission Filings; Additional Information.
Section 3.13.	Compensating Interest.
Section 3.14.	Advances by the Servicer.
Section 3.15.	Optional Purchase of Defaulted Mortgage Loans.
Section 3.16.	Superior Liens.
Section 3.17.	Assumption Agreements.
Section 3.18.	Payment of Taxes, Insurance and Other Charges.
Section 3.19.	Advance Facility.
Section 3.20.	Covenants of the Servicer Regarding Prepayment Charges.
Section 3.21.	Non-Solicitation.
Section 3.22.	Reports to Securities Administrator.
Section 3.23.	Reports of Foreclosures and Abandonments of Mortgaged Properties, Returns Relating to Mortgage Interest Received from Individuals and Returns Relating to Cancellation of Indebtedness.

ARTICLE IV   ADMINISTRATION AND MASTER SERVICING OF THE MORTGAGE LOANS BY THE MASTER SERVICER

Section 4.01.	Master Servicer.
Section 4.02.	Reserved.
Section 4.03.	Monitoring of Servicer.
Section 4.04.	Fidelity Bond.
Section 4.05.	Power to Act; Procedures.
Section 4.06.	Due-on-Sale Clauses; Assumption Agreements.
Section 4.07.	Documents, Records and Funds in Possession of Master Servicer To Be Held for Trustee.
Section 4.08.	Possession of Certain Insurance Policies and Documents.
Section 4.09.	Compensation for the Master Servicer.
Section 4.10.	Reserved.
Section 4.11.	Reserved.
Section 4.12.	Obligation of the Master Servicer in Respect of Prepayment Interest Shortfalls.
Section 4.13.	Monthly Advances by the Master Servicer.
Section 4.14.	Merger or Consolidation.
Section 4.15.	Resignation of Master Servicer.
Section 4.16.	Assignment or Delegation of Duties by the Master Servicer.
Section 4.17.	Foreclosure Rights.

ARTICLE V   THE MASTER SERVICER AND THE SERVICER

Section 5.01.	Liability of the Master Servicer and the Servicer.
Section 5.02.	Merger or Consolidation of, or Assumption of the Obligations of the Servicer.
Section 5.03.	Limitation on Liability of the Servicer, the Master Servicer and Others.
Section 5.04.	Servicer Not to Resign; Pledge of Servicing Rights.
Section 5.05.	Delegation of Duties.
Section 5.06.	Indemnification of the Trust by the Servicer and the Master Servicer.

ARTICLE VI   DEFAULT

Section 6.01.	Servicer Events of Default.
Section 6.02.	Appointment of Successor Servicer.
Section 6.03.	Master Servicer Events of Default.
Section 6.04.	Appointment of Successor Master Servicer.
Section 6.05.	Waiver of Defaults.
Section 6.06.	Notification to Noteholders.

ARTICLE VII   MISCELLANEOUS PROVISIONS

Section 7.01.	Amendment.
Section 7.02.	GOVERNING LAW.
Section 7.03.	Notices.
Section 7.05.	Severability of Provisions..
Section 7.06.	Third-Party Beneficiaries..
Section 7.07.	Counterparts.
Section 7.08.	Effect of Headings and Table of Contents..
Section 7.09.	Termination.
Section 7.10.	No Petition.
Section 7.11.	No Recourse.
Section 7.12.	Indenture Trustee Rights..
Section 7.13.	Waiver of Jury Trial.
Section 7.14.	No Recourse to Owner Trustee.
Section 7.15.	Intention of the Parties and Interpretation.

EXHIBITS

Exhibit A	Mortgage Loan Schedule
Exhibit B	Form of Request for Release of Documents
Exhibit C-1	Form of Certification to be Provided by the Master Servicer with Form 10-K
Exhibit C-2	Reserved.
Exhibit C-3	Form of Certification to be Provided to the Master Servicer by the Servicer
Exhibit D	Calculation of Realized Loss/Gain Form 332
Exhibit E	Standard File Layout - Scheduled/Scheduled
Exhibit F	Standard File Layout - Delinquency Reporting
Exhibit G	Form of Mortgage Loan Sale and Contribution Agreement
Exhibit H	List of Appraisal Firms
Exhibit I	Annual Statement of Compliance Pursuant to Section 3.09
Exhibit J	Servicing Criteria to be Addressed in Assessment of Compliance
Exhibit K	Additional Disclosure Notification
Exhibit L	Form 10-D Reporting Responsibility
Exhibit M	Form 8-K Reporting Responsibility
Exhibit N	Form 10-K Reporting Responsibility

This Servicing Agreement, dated as of June 29, 2006, among Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator (the “Master Servicer” and the “Securities Administrator”), Ocwen Loan Servicing, LLC or its successor, as Servicer (the “Servicer”), Renaissance Home Equity Loan Trust 2006-2, as Issuer (the “Issuer”) and HSBC Bank USA, National Association, as Indenture Trustee (the “Indenture Trustee”).

W I T N E S S E T H    T H A T :

WHEREAS, pursuant to the terms of the Mortgage Loan Sale and Contribution Agreement, dated June 29, 2006 (the “Mortgage Loan Sale and Contribution Agreement”), among Delta Funding Corporation, as Originator, Renaissance REIT Investment Corp., as Seller and the Depositor, as Purchaser, the Depositor will acquire the Mortgage Loans;

WHEREAS, the Depositor will create Renaissance Home Equity Loan Trust 2006-2, a Delaware statutory trust, and will transfer the Mortgage Loans and all of its rights under the Mortgage Loan Sale and Contribution Agreement to the Issuer;

WHEREAS, pursuant to the terms of an Amended and Restated Trust Agreement, dated as of June 29, 2006 (the “Trust Agreement”), among the Depositor, as depositor, Wilmington Trust Company, as owner trustee (the “Owner Trustee”) and Wells Fargo Bank, N.A., as certificate registrar and certificate paying agent, the Depositor will convey the Mortgage Loans to the Issuer in exchange for the Certificates (as defined below);

WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Depositor, the Trust Certificates, Series 2006-2 (the “Certificates”);

WHEREAS, pursuant to the terms of an Indenture dated as of June 29, 2006 (the “Indenture”) among the Issuer, the Indenture Trustee and the Securities Administrator, the Issuer will pledge the Mortgage Loans to the Indenture Trustee and issue and transfer to or at the direction of the Purchaser the Home Equity Loan Asset-Backed Notes, Series 2006-2 (collectively, the “Notes”); and

WHEREAS, pursuant to the terms of this Servicing Agreement, the Servicer will service the Mortgage Loans set forth on the Mortgage Loan Schedule attached hereto as Exhibit A directly or through one or more Sub-Servicers and the Master Servicer will provide master servicing functions;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.  Definitions. For all purposes of this Servicing Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02.  Other Definitional Provisions.

(a)  All terms defined in this Servicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b)  The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Servicing Agreement shall refer to this Servicing Agreement as a whole and not to any particular provision of this Servicing Agreement; Section and Exhibit references contained in this Servicing Agreement are references to Sections and Exhibits in or to this Servicing Agreement unless otherwise specified; and the term “including” shall mean “including without limitation”.

(c)  The definitions contained in this Servicing Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

(d)  Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

Section 1.03.  Interest Calculations. All calculations of interest hereunder that are made in respect of the Principal Balance of a Mortgage Loan shall be made on the basis of a 360-day year consisting of twelve 30-day months.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.01.  Representations, Warranties and Covenants Regarding the Servicer and the Master Servicer.

(a)  The Servicer hereby represents, warrants and covenants to the Issuer and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans, the Securities Administrator, the Master Servicer and the Noteholders that as of the Closing Date or as of such date specifically provided herein:

(i)  The Servicer is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has, and had at all relevant times, full power to service the Mortgage Loans, to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(ii)  The execution and delivery of this Agreement by the Servicer and the performance by it of and compliance with the terms of this Agreement will not violate the Servicer’s charter or by-laws or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Servicer is a party or which may be applicable to the Servicer or any of its assets;

(iii)  The Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement to be consummated by it, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally or the rights of creditors of insured institutions, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(iv)  The Servicer is not in violation of, and the execution and delivery of this Agreement by the Servicer and the performance by it and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or any of its properties or materially and adversely affect the performance of any of its duties hereunder;

(v)  There are no actions or proceedings against, or investigations of, the Servicer pending or, to the knowledge of the Servicer, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Servicer of any of its obligations under, or the validity or enforceability of, this Agreement;

(vi)  No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

(vii)  No Officer’s Certificate, statement, report or other document prepared by the Servicer and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact;

(viii)  The Servicer believes that the Servicing Fee Rate provides a reasonable level of base compensation to the Servicer for servicing the Mortgage Loans on the terms set forth herein;

(ix)  The transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

(x)  The collection practices used by the Servicer with respect to the Mortgage Loans have been, in all material respects, legal, proper, prudent and customary in the non-conforming mortgage servicing business; and

(xi)  The Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

(b)  The Master Servicer hereby represents, warrants and covenants to the Issuer and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans, the Securities Administrator and the Noteholders that as of the Closing Date or as of such date specifically provided herein:

(i)  The Master Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States and has, and had at all relevant times, full power to master service the Mortgage Loans, to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(ii)  The execution and delivery of this Agreement by the Master Servicer and the performance by it of and compliance with the terms of this Agreement will not violate the Master Servicer’s charter or by-laws or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii)  The Master Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement to be consummated by it, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally or the rights of creditors of insured institutions, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(iv)  The Master Servicer is not in violation of, and the execution and delivery of this Agreement by the Master Servicer and the performance by it and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Master Servicer or any of its properties or materially and adversely affect the performance of any of its duties hereunder;

(v)  There are no actions or proceedings against, or investigations of, the Master Servicer pending or, to the knowledge of the Master Servicer, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Master Servicer of any of its obligations under, or the validity or enforceability of, this Agreement;

(vi)  No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of, or compliance by the Master Servicer with, this Agreement, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date; and

(vii)  The transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer.

(c)  The representations and warranties set forth in this Section 2.01 shall survive the sale and assignment of the Mortgage Loans to the Trust. Upon discovery of a breach of any representations and warranties which materially and adversely affects the interests of the Noteholders, the Person discovering such breach shall give prompt written notice to the other parties. Within sixty (60) days of its discovery or its receipt of notice of such breach, or, with the prior written consent of a Responsible Officer of the Indenture Trustee or the Securities Administrator, such longer period specified in such consent, the Master Servicer or the Servicer, as the case may be, shall cure such breach in all material respects.

Section 2.02.  Existence. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Servicing Agreement.

Section 2.03.  Enforcement of Representations and Warranties. Upon discovery by the Seller, the Depositor, the Servicer, the Master Servicer or a Responsible Officer of the Indenture Trustee or the Securities Administrator of a breach of any of the representations and warranties made by the Originator in the Mortgage Loan Sale and Contribution Agreement (attached hereto as Exhibit G), which materially and adversely affects the value of, or the interests of the Trust or the Noteholders in, the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the Originator. Within sixty (60) days of its discovery or its receipt of notice of breach, the Indenture Trustee shall enforce the obligation of the Originator to use all reasonable efforts to cure such breach in all material respects or purchase such Mortgage Loan from the Trust or substitute an Eligible Substitute Mortgage Loan as provided in Section 3.2 of the Mortgage Loan Sale and Contribution Agreement for such Mortgage Loan. Any such purchase by the Originator shall be at the Purchase Price, and in each case shall be accomplished in the manner set forth in Section 3.1 of the Mortgage Loan Sale and Contribution Agreement. It is understood and agreed that the obligation of the Originator to cure, substitute or purchase any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy against the Originator respecting such breach available to the Servicer (in its role as such), the Master Servicer (in its role as such), the Noteholders, the Securities Administrator or the Indenture Trustee on behalf of Noteholders.

ARTICLE III

ADMINISTRATION ANDSERVICING OF MORTGAGE LOANS

Section 3.01.  The Servicer.

(a)  The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans consistent with the terms of this Agreement. The Servicer may enter into Subservicing Agreements for any servicing and administration of Mortgage Loans with any institution which (i) is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement, (ii) meets the requirements of clause (2) of the definition of an Approved Servicer or is an affiliate of the Servicer and (iii) meets the requirements of Section 5.05 hereof. The Servicer shall give notice to the Master Servicer of the appointment of any Subservicer. Any such Subservicing Agreement shall be consistent with and not violate the provisions of this Agreement. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and either itself directly service the related Mortgage Loans or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder.

(b)  Notwithstanding any Subservicing Agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when the Subservicer has received such payments. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

(c)  Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and the Indenture Trustee, the Master Servicer, the Securities Administrator and Noteholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.01(d). The Servicer shall be solely liable for all fees owed by it to any Subservicer irrespective of whether the Servicer’s compensation pursuant to this Agreement is sufficient to pay such fees.

(d)  In the event the Servicer shall for any reason no longer be the Servicer (including by reason of a Servicer Event of Default), the Successor Servicer or its designee approved by the Master Servicer shall thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the Successor Servicer or designee approved by the Master Servicer elects to terminate any Subservicing Agreement. Any fee payable in connection with such a termination will be payable by the outgoing Servicer. If the Successor Servicer does not terminate the Subservicing Agreements, the Successor Servicer, its designee or the successor servicer for the Successor Servicer shall be deemed to have assumed all of the Servicer’s interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements with regard to events that occurred prior to the date the Servicer ceased to be the Servicer hereunder. The Servicer, at its expense and without right of reimbursement therefor, shall, upon the request of the Successor Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

(e)  Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer’s good faith determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Noteholders, provided, however, that (unless the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent) the Servicer may not permit any modification with respect to any Mortgage Loan that would change the Loan Rate, defer or forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan) or extend the final maturity date on the Mortgage Loan. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall, for the purposes of payments to Noteholders, be added to the amount owing under the related Mortgage Loan. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of the Indenture Trustee and each Noteholder, all instruments of satisfaction or cancellation, of partial or full release, or of discharge and all other comparable instruments with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the Indenture Trustee shall furnish the Servicer with any powers of attorney (in a form acceptable to the Indenture Trustee) and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

Notwithstanding anything to the contrary contained herein, the Servicer, in servicing and administering the Mortgage Loans, shall employ or cause to be employed procedures (including collection, foreclosure and REO Property management procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans similar to the Mortgage Loans and giving due consideration to the Noteholders’ reliance on the Servicer.

(f)  Within ninety (90) days after such time as each of the Indenture Trustee, the Master Servicer and the Securities Administrator receives the resignation of, or notice of the removal of, the Servicer from its rights and obligations under this Agreement, and with respect to resignation pursuant to Section 5.04, after receipt by the Indenture Trustee and the Securities Administrator of the Opinion of Counsel required pursuant to Section 5.04, the Successor Servicer shall assume all of the rights and obligations of the Servicer, subject to Section 6.02; provided that if the Servicer is removed pursuant to Section 6.02, the Successor Servicer shall immediately be obligated to make Monthly Advances and Servicing Advances as required in this Agreement. The Servicer shall, upon request of the Successor Servicer but at the expense of the Servicer, deliver to the Successor Servicer all documents and records relating to the Mortgage Loans and an accounting of amounts collected and held by the Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights and obligations to the assuming party who shall be entitled to reimbursement by the Servicer (or, to the extent not paid by the Servicer, by the Trust prior to payments to Noteholders) for Servicing Transfer Costs.

(g)  The Servicer shall deliver a list of Servicing Officers to the Indenture Trustee, the Master Servicer and the Securities Administrator on or before the Closing Date.

(h)  Consistent with the terms of this Agreement, the Servicer may consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property; provided that such senior lien secures a mortgage loan that refinances a First Lien and the Combined Loan-to-Value Ratio of the related Mortgage Loan immediately following the refinancing (based on the outstanding principal balance of the Mortgage Loan and the original principal balance of such refinanced mortgage loan) is not greater than the Combined Loan-to-Value Ratio of such Mortgage Loan as of the related Cut-Off Date.

(i)  The Servicer is authorized and empowered by the Indenture Trustee, on behalf of the Noteholders and the Indenture Trustee, in its own name or in the name of any Subservicer, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS® System, or cause the removal from the registration of any Mortgage Loan on the MERS® System, to execute and deliver, on behalf of the Indenture Trustee and the Noteholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Indenture Trustee and its successors and assigns.

(j)  The Servicer shall provide to the Master Servicer and the Depositor upon request, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omissions Insurance, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer’s or such Subservicer’s performance hereunder.

Section 3.02.  Collection of Certain Mortgage Loan Payments.

(a)  The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans in its servicing portfolio comparable to the Mortgage Loans. Consistent with the foregoing, and without limiting the generality of the foregoing, the Servicer may in its discretion (i) subject to the provisions of Section 3.21 hereof, waive any prepayment charge, late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loan and (ii) arrange with a Mortgagor a schedule for the payment of interest due and unpaid; provided that such arrangement is consistent with the Servicer’s policies with respect to the mortgage loans it owns or services; provided, further, that notwithstanding such arrangement such Mortgage Loans will be included in the monthly information delivered by the Servicer to the Master Servicer pursuant to Section 3.23.

(b)  The Servicer shall establish and maintain a separate trust account (the “Collection Account”) titled “HSBC Bank USA, National Association, as Indenture Trustee, in trust for the registered holders of Renaissance Home Equity Loan Trust 2006-2 Asset-Backed Notes, Series 2006-2”. The Collection Account shall be an Eligible Account. On the Closing Date, the Seller shall cause to be deposited in the Collection Account any amounts representing payments on and any collections in respect of the Mortgage Loans received after the related Cut-Off Date (other than principal and interest accrued and due on or prior to June 1, 2006) and prior to the Closing Date. The Servicer shall deposit within two (2) Business Days following receipt thereof the following payments and collections received or made by it (without duplication):

(i)  all payments received after the related Cut-Off Date on account of principal on the Mortgage Loans (exclusive of payments in respect of principal on the Mortgage Loans which were due on or prior to the related Cut-off Date) and all Principal Prepayments and Curtailments collected after the related Cut-Off Date;

(ii)  all payments received after the related Cut-Off Date on account of interest on the Mortgage Loans (exclusive of payments in respect of interest on the Mortgage Loans which have accrued and were due on or prior to the related Cut-Off Date);

(iii)  all Net Liquidation Proceeds net of Foreclosure Profits;

(iv)  all Insurance Proceeds other than any portion thereof constituting Net Liquidation Proceeds;

(v)  all Released Mortgaged Property Proceeds;

(vi)  any amounts payable in connection with the repurchase of any Mortgage Loan and the amount of any Substitution Adjustment pursuant to Sections 2.1(f), 3.1 or 3.2 of the Mortgage Loan Sale and Contribution Agreement and Section 3.16 hereof;

(vii)  any amount required to be deposited in the Collection Account pursuant to Sections 3.02, 3.04, 3.05, 3.06, 3.07, 3.14, 3.15(d), 3.16 and 3.21;

(viii)  any Prepayment Charges; and

(ix)  the Purchase Price of any Mortgage Loan repurchased by the Originator pursuant to the Mortgage Loan Sale and Contribution Agreement and remitted by the Originator to the Servicer;

provided, however, that, with respect to each Due Period, the Servicer shall be permitted to retain (x) from payments in respect of interest on a Mortgage Loan, the Servicing Fee and any Ancillary Income for such Mortgage Loan and (y) from payments from Mortgagors, Liquidation Proceeds, Insurance Proceeds and Released Mortgaged Property Proceeds, any unreimbursed Servicing Advances and Monthly Advances or unpaid Servicing Fees related thereto. The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Servicer need not deposit in the Collection Account amounts representing Servicing Compensation or amounts received by the Servicer for the accounts of Mortgagors for application toward the payment of taxes, insurance premiums, assessments and similar items.

The Servicer may cause the institution maintaining the Collection Account to invest any funds in the Collection Account in Eligible Investments (including obligations of the Servicer or any of its Affiliates, if such obligations otherwise qualify as Eligible Investments) pursuant to Section 3.01 of the Indenture. No such investment shall mature later than the Deposit Date. The Servicer shall deposit in the Collection Account, the amount of any loss incurred in respect of any Eligible Investment held therein which is in excess of the income and gain thereon immediately upon realization of such loss, without any right to reimbursement therefore from its own funds.

Section 3.03.  Withdrawals from the Collection Account.

The Servicer shall withdraw or cause to be withdrawn funds from the Collection Account for the following purposes:

(i)  before 1:00 p.m. (New York City time) on the related Deposit Date to withdraw the remaining Available Funds and Prepayment Charges, and, in each case, remit such funds to the Securities Administrator for deposit to the Payment Account;

(ii)  to reimburse the Servicer for any accrued unpaid Servicing Compensation which the Servicer would not have been required to deposit in the Collection Account and for unreimbursed Monthly Advances and Servicing Advances. The Servicer’s right to reimbursement for unpaid Servicing Fees and unreimbursed Servicing Advances shall be limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such reimbursed amounts are owed. The Servicer’s right to reimbursement for unreimbursed Monthly Advances shall be limited to late collections on any Mortgage Loan and to Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and any purchase or repurchase proceeds on related Mortgage Loans;

(iii)  to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

(iv)  to withdraw any funds deposited in the Collection Account that were not required to be deposited therein (such as Servicing Compensation) or were deposited therein in error and to pay such funds to the appropriate Person;

(v)  to withdraw funds necessary for the conservation and disposition of REO Property pursuant to Section 3.06 to the extent not advanced by the Servicer;

(vi)  to reimburse the Servicer for Nonrecoverable Advances and any unpaid Servicing Fees related to a Mortgage Loan secured by a second lien on the related Mortgaged Property to the extent not recovered pursuant to clause (ii) above;

(vii)  to pay to the Seller collections received in respect of accrued interest and principal on the Mortgage Loans due on or before the related Cut-Off Date;

(viii)  to pay to the Servicer, the Master Servicer, the Securities Administrator or the Indenture Trustee the portion of any Purchase Price in respect of clause (iv) of the definition thereof or of any Substitution Adjustment in respect of clause (d) of the definition thereof to the extent paid in respect of amounts incurred by or imposed on the Servicer, the Master Servicer, the Securities Administrator or the Indenture Trustee, as the case may be;

(ix)  to reimburse the Servicer for expenses incurred by it in connection with the Mortgage Loans or Notes and reimbursable pursuant to Section 5.03 hereof; and

(x)  to clear and terminate the Collection Account upon the termination of this Agreement and to pay any amounts remaining therein to the Certificateholders.

The parties to this Agreement acknowledge that Servicing Advances shall be reimbursable pursuant to this Section 3.03, and agree that no reimbursement of a Servicing Advance shall be rejected or disallowed by any party unless it has been shown that such Servicing Advance was not made in accordance with the terms of this Agreement.

Section 3.04.  Maintenance of Hazard Insurance; Property Protection Expenses.

The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance naming the Servicer as loss payee thereunder providing extended coverage in an amount which is at least equal to the least of (x) the maximum insurable value of the improvements securing such Mortgage Loan from time to time, (y) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan and (z) the minimum amount required to compensate for damage or loss on a replacement cost basis. The Servicer shall also maintain on property acquired upon foreclosure or by deed in lieu of foreclosure hazard insurance with extended coverage in an amount which is at least equal to the least of (i) the maximum insurable value from time to time of the improvements which are a part of such property, (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan and (iii) the minimum amount required to compensate for damage or loss on a replacement cost basis at the time of such foreclosure, fire and/or deed in lieu of foreclosure plus accrued interest and the good-faith estimate of the Servicer of related Servicing Advances to be incurred in connection therewith. Amounts collected by the Servicer under any such policies shall be deposited in the Collection Account to the extent called for by Section 3.02. In cases in which any Mortgaged Property is located in a federally designated flood area, the hazard insurance to be maintained for the related Mortgage Loan shall include flood insurance to the extent such flood insurance is available and the Servicer has determined such insurance to be necessary in accordance with accepted mortgage loan servicing standards for mortgage loans similar to the Mortgage Loans. All such flood insurance shall be in amounts equal to the least of (A) the amount in clause (x) above, (B) the amount in clause (y) above and (C) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended. The Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. The costs and expenses incurred by the Servicer in maintaining any such insurance shall constitute Servicing Advances.

Section 3.05.  Maintenance of Mortgage Impairment Insurance Policy.

In the event that the Servicer shall obtain and maintain a blanket policy with an insurer having a General Policy rating of A:VIII or better in Best’s Key Rating Guide, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without co-insurance, and otherwise complies with the requirements of Section 3.04, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under Section 3.04, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 3.04, and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account the difference, if any, between the amount that would have been payable under a policy complying with Section 3.04 and the amount paid under such blanket policy. Upon the request of the Indenture Trustee or the Master Servicer, the Servicer shall cause to be delivered to the such party, a certified true copy of such policy. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Indenture Trustee, and the Noteholders, claims under any such policy in a timely fashion in accordance with the terms of such policy.

Section 3.06.  Management and Realization Upon Defaulted Mortgage Loans.

The Servicer shall manage, conserve, protect and operate each REO Property for the Noteholders solely for the purpose of its prudent and prompt disposition and sale; provided that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Certificate Account pursuant to Section 3.03 hereof). The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided that it shall be entitled to reimbursement thereof from the proceeds of liquidation of the related Mortgaged Property, as contemplated in Section 3.03 hereof. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Noteholders.

The Servicer shall cause to be deposited, no later than two (2) Business Days after the receipt thereof, in the Collection Account, all revenues received with respect to the related REO Property and shall retain, or request the Securities Administrator to withdraw therefrom, funds necessary for the proper operation, management and maintenance of the REO Property and the fees of any managing agent acting on behalf of the Servicer.

The disposition of REO Property shall be carried out by the Servicer for cash at such price, and upon such terms and conditions, as the Servicer deems to be in the best interest of the Noteholders and, as soon as practicable thereafter, the expenses of such sale shall be paid out of the proceeds of such sale. The cash proceeds of sale of the REO Property shall be promptly deposited in the Collection Account, net of Foreclosure Profits and of any related unreimbursed Servicing Advances, accrued and unpaid Servicing Fees and unreimbursed Monthly Advances payable to the Servicer in accordance with Section 3.03, for payment to the Noteholders in accordance with Section 3.05 of the Indenture.

The Servicer shall foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default when no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.02.

In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Indenture Trustee or to its nominee on behalf of Noteholders.

In the event any Mortgaged Property is acquired as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall (i) dispose of such Mortgaged Property within three (3) years after the close of the taxable year in which the Mortgaged Property was acquired (the “grace period”) or (ii) prior to the expiration of any extension to such grace period which is requested on behalf of the Trust by the Servicer (at the expense of the Trust) more than sixty (60) days prior to the end of the grace period and granted by the Internal Revenue Service, unless the Trust shall have received an Opinion of Counsel to the effect that the holding of such Mortgaged Property subsequent to expiration of the grace period would not cause such Mortgaged Property to fail to constitute “foreclosure property” as defined in the Code.

If the Servicer has actual knowledge that a Mortgaged Property which the Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a one-mile radius of any site with environmental or hazardous waste risks known to the Servicer, the Servicer will notify the Master Servicer prior to acquiring the Mortgaged Property. Nothing in this Section 3.06 shall affect the Servicer’s right to deem certain advances proposed to be made Nonrecoverable Advances. For the purpose of this Section 3.06, actual knowledge of the Servicer means actual knowledge of a Responsible Officer of the Servicer involved in the servicing of the relevant Mortgage Loan. Actual knowledge of the Servicer does not include knowledge imputable by virtue of the availability of or accessibility to information relating to environmental or hazardous waste sites or the locations thereof.

Section 3.07.  Indenture Trustee to Cooperate.

Upon any Principal Prepayment, the Servicer is authorized to execute, pursuant to the authorization contained in Section 3.01(e), if the related Assignment of Mortgage has been recorded as required hereunder, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto. The Servicer is also authorized to cause the removal from the registration on the MERS System of such Mortgage and to execute and deliver, on behalf of the Indenture Trustee and the Noteholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. It is understood and agreed that no expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Collection Account. If the Indenture Trustee or Custodian is holding the Mortgage Files, from time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Indenture Trustee or Custodian shall, upon request of the Servicer or the Master Servicer and delivery to the Custodian of two (2) copies of a Request for Release, one of which will be returned to the Servicer or the Master Servicer with the Mortgage File, in the form annexed hereto as Exhibit B, signed by a Servicing Officer or a Master Servicing Officer or in a mutually agreeable electronic format which originates from a Servicing Officer or a Master Servicing Officer, release the related Mortgage File to the Servicer or the Master Servicer, and the Indenture Trustee or Custodian shall execute such documents, in the forms provided by the Servicer or the Master Servicer, as shall be necessary for the prosecution of any such proceedings or the taking of other servicing or master servicing actions. Such Request for Release shall obligate the Servicer or the Master Servicer to return the Mortgage File to the Indenture Trustee or the Custodian, as the case may be, when the need therefor by the Servicer or the Master Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer or Master Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the Indenture Trustee or Custodian to the Servicer or the Master Servicer.

In addition to the foregoing, the Indenture Trustee or Custodian shall release to the Seller, any Mortgage File for which the Seller has repurchased or substituted for the related Mortgage Loan pursuant to the Mortgage Loan Sale and Contribution Agreement and the Indenture Trustee or the Custodian shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller or its designee any Mortgage Loan released pursuant hereto. If, pursuant to Section 2.1(f) of the Mortgage Loan Sale and Contribution Agreement, the Seller repurchases a Mortgage Loan that is a MERS Mortgage Loan, the Servicer shall, at the Seller’s expense, either (i) cause MERS to execute and deliver an Assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and shall cause such Mortgage to be removed from registration on the MERS® System in accordance with MERS’ rules and regulations or (ii) cause MERS to designate on the MERS® System the Seller as the beneficial holder of such Mortgage Loan.

Section 3.08.  Servicing Compensation; Payment of Certain Expenses by Servicer.

Subject to Section 3.14, the Servicer shall be entitled to retain the Servicing Fee in accordance with Section 3.02 as compensation for its services in connection with servicing the Mortgage Loans. Moreover, late payment charges or other receipts not required to be deposited in the Collection Account, including, without limitation, Foreclosure Profits, Ancillary Income and, subject to Section 3.01 of the Indenture, investment income on the Collection Account shall be additional servicing compensation and retained by the Servicer. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided herein.

Section 3.09.  Statement as to Compliance.

The Servicer, the Master Servicer and the Securities Administrator will deliver or otherwise make available (and the Servicer, Master Servicer and Securities Administrator shall cause any Servicing Function Participant engaged by it to deliver) to the Depositor and the Securities Administrator, and in the case of the Master Servicer to the Trustee, not later than March 15th of each calendar year beginning in 2007, an Officers’ Certificate (an “Annual Statement of Compliance”) stating, as to each signatory thereof, that (i) a review of the activities of such party during the preceding calendar year or portion thereof and of such party’s performance under this Agreement or such other applicable agreement in the case of a Servicing Function Participant has been made under such officers’ supervision and (ii) to the best of such officers’ knowledge, based on such review, such party has fulfilled all of its obligations under this Agreement or such other applicable agreement in the case of a Servicing Function Participant in all material respects throughout such calendar year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of cure provisions thereof.

In the event the Master Servicer, the Securities Administrator, the Custodian or any Servicing Function Participant engaged by any such party is terminated, assigns its rights and obligations under, or resigns pursuant to, the terms of this Agreement, or any other applicable agreement, as the case may be, such party shall provide a report on assessment of compliance pursuant to this Section 3.09, or pursuant to such other applicable agreement, notwithstanding any such termination, assignment or resignation.

Failure of the Servicer to timely comply with this Section 3.09 shall be deemed a Servicer Event of Default, and the Indenture Trustee or the Master Servicer, as applicable, may, in addition to whatever rights the Indenture Trustee or the Master Servicer, as applicable, may have under this Agreement and at law or in equity, including injunctive relief and specific performance, upon notice immediately terminate (as provided in Section 6.01(a)) all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same (other than the Servicer’s right to reimbursement of unreimbursed Monthly Advances and Servicing Advances and accrued and unpaid Servicing Fees in the manner provided in this Agreement). This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

Section 3.10.	Assessments of Compliance and Attestation Reports.

By March 15th of each year, commencing in March 2007, the Servicer, the Master Servicer, the Securities Administrator and the Custodian, each at its own expense, shall furnish or otherwise make available, and each such party shall cause any Servicing Function Participant engaged by it to furnish, each at its own expense, to the Securities Administrator and the Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party’s assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 3.13(a)(iv), including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an attestation report on such party’s assessment of compliance with the Relevant Servicing Criteria as of and for such period. Notwithstanding the foregoing, neither the Servicer nor any Servicing Function Participant engaged by the Servicer shall be required to deliver any assessments until March 31st in any year following the year in which the Servicer receives notification that the Form 15 for the Trust has been filed, however, notwithstanding anything herein to the contrary, no Subcontractor will be required to deliver any assessments in any such given year in which the Form 10-K is not required to be filed.

Promptly after receipt of each such report on assessment of compliance, (i) the Depositor shall review each such report and, if applicable, consult with the Servicer, the Master Servicer, the Securities Administrator, the Custodian and any Servicing Function Participant engaged by any such party as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by any such party, and (ii) the Securities Administrator shall confirm that the assessments, taken as a whole, address all of the Servicing Criteria and taken individually address the Relevant Servicing Criteria for each party as set forth on Exhibit J and notify the Depositor of any exceptions.

In the event the Servicer, the Master Servicer, the Securities Administrator, the Custodian, or any Servicing Function Participant engaged by any such party is terminated, assigns its rights and obligations under, or resigns pursuant to, the terms of this Agreement, or any other applicable agreement, as the case may be, such party shall provide a report on assessment of compliance pursuant to this Section 3.10, or to such other applicable agreement, notwithstanding any such termination, assignment or resignation.

By March 15th of each year, commencing in March 2007, the Servicer, the Master Servicer, the Securities Administrator and the Custodian, each at its own expense, shall cause, and each such party shall cause any Servicing Function Participant engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Servicer, the Master Servicer, the Securities Administrator, the Custodian or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish an attestation report to the Securities Administrator and the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, it is expressing an opinion as to whether such party’s compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party’s assessment of compliance with the Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language. Notwithstanding the foregoing, neither the Servicer nor any Servicing Function Participant engaged by the Servicer shall be required to deliver or cause the delivery of such reports until March 31st in any year following the year in which the Servicer receives notification that the Form 15 for the Trust has been filed, however, notwithstanding anything herein to the contrary, no Subcontractor will be required to deliver any report in any such given year in which the Form 10-K is not required to be filed.

Promptly after receipt of each such assessment of compliance and attestation report, the Securities Administrator shall confirm that each assessment submitted pursuant to this Section 3.10 is coupled with an attestation meeting the requirements of this Section 3.10 and notify the Depositor of any exceptions.

In the event the Servicer, the Master Servicer, the Securities Administrator, the Custodian, or any Servicing Function Participant engaged by any such party, is terminated, assigns its rights and duties under, or resigns pursuant to the terms of, this Agreement, or any applicable Custodial Agreement or sub-servicing agreement, as the case may be, such party shall cause a registered public accounting firm to provide an attestation pursuant to this Section 3.10, or such other applicable agreement, notwithstanding any such termination, assignment or resignation.

Section 3.11.  Access to Certain Documentation and Information Regarding the Mortgage Loans.

The Servicer shall provide to the Seller, the Indenture Trustee, the Master Servicer, the Custodian, Noteholders, and Note Owners which are federally insured savings and loan associations, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of the Office of Thrift Supervision access to the documentation in the Servicer’s possession regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision and the FDIC (acting as operator of the SAIF or the BIF), such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer. Nothing in this Section 3.11 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section 3.11 as a result of such obligation shall not constitute a breach of this Section 3.11. The Servicer shall not be required to make copies of or ship documents to any party unless provisions have been made for the reimbursement of costs thereof; provided, however, that no such reimbursement shall be required from either the Indenture Trustee, the Master Servicer or the Custodian. In addition the Seller shall have the right to review the Servicer’s books and records and perform all necessary testing in accordance with the PCAOB Release No. 2004-001, dated March 9, 2004, as it pertains to the “Use of Service Organizations.”

Section 3.12.  Maintenance of Certain Servicing Insurance Policies.

The Servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of Fannie Mae for persons performing servicing for mortgage loans purchased by Fannie Mae. Upon reasonable request of the Depositor, the Servicer shall provide to the Depositor evidence of such insurance or fidelity bond.

Section 3.13.  Exchange Commission Filings; Additional Information.

(a)  (i) Within 15 days after each Payment Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall, on behalf of the Trust and in accordance with industry standards, prepare and file with the Commission via the Electronic Data Gathering and Retrieval System (“EDGAR”), a distribution report on Form 10-D, signed by the Master Servicer, with a copy of the monthly statement to be furnished by the Securities Administrator to the Noteholders for such Payment Date attached thereto. Any disclosure in addition to the monthly statement that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be reported by the parties set forth on Exhibit L to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except to the extent of its obligations set forth in the following paragraph.

(ii) As set forth on Exhibit L hereto, within 5 calendar days after the related Payment Date, (i) the parties set forth in Exhibit L shall be required to provide, pursuant to Section 3.13(a)(v) below, to the Securities Administrator and to the Depositor, to the extent known, in EDGAR-compatible format, or in such other format as agreed upon by the Securities Administrator, the Depositor and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable, together with an Additional Disclosure Notification in the form attached hereto as Exhibit L and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit L of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-K Disclosure information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this Section.

Form 10-D requires the registrant to indicate (by checking “yes” or “no”) that it “(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.” The Depositor hereby represents to the Securities Administrator that the Depositor has filed all such required reports during the preceding 12 months and that it has been subject to such filing requirement for the past 90 days. The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D, if the answer to either question should be “no.” The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report.

After preparing the Form 10-D, the Securities Administrator shall, upon request, forward electronically a copy of the Form 10-D to the Depositor, only to the extent that the Form 10-D contains Additional Form 10-D Disclosure. Within two Business Days after receipt of such copy, but no later than the 12th calendar day after the Payment Date, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D. In the absence of receipt of any written changes or approval, or if the Depositor does not request a copy of such Form 10-D, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-D. A duly authorized representative of the Master Servicer shall sign each Form 10-D. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.13(a)(vi). Promptly (but no later than one Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D filed by the Securities Administrator. Each party to this Agreement acknowledges that the performance by the Master Servicer and the Securities Administrator of its duties under Sections 3.13(a)(i), (ii) and (v) related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections. The Depositor acknowledges that the performance by the Master Servicer and the Securities Administrator of its duties under this Section 3.13(a)(ii) related to the timely preparation, execution and filing of Form 10-D is also contingent upon the Custodian and any Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities Administrator of any necessary Additional Form 10-D Disclosure pursuant to the Custodial Agreement or any other applicable agreement. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto or the Custodian or any Servicing Function Participant needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

(iii) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), and if requested by the Depositor, and to the extent it receives the Form 8-K Disclosure Information described below, the Securities Administrator shall prepare and file on behalf of the Trust a Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Notes. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K other than the initial Form 8-K (“Form 8-K Disclosure Information”) shall be reported by the parties set forth on Exhibit K to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K except to the extent of its obligations as set forth in the following paragraph.

As set forth in Exhibit M hereto, for so long as the Trust is subject to the Exchange Act reporting requirements, no later than the close of business on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties set forth in Exhibit M shall be required pursuant to Section 3.13(a)(v) below to provide to the Securities Administrator and the Depositor, to the extent known, in EDGAR-compatible format, or in such other format as agreed upon by the Securities Administrator, the Depositor and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, together with an Additional Disclosure Notification and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information on Form 8-K. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this Section.

After preparing the Form 8-K, the Securities Administrator shall, upon request, forward electronically a copy of the Form 8-K to the Depositor. Promptly, but no later than the close of business on the third Business Day after the Reportable Event, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes or approval, or if the Depositor does not request a copy of such Form 8-K, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 8-K. A duly authorized representative of the Master Servicer shall sign each Form 8-K. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.13(a)(vi). Promptly (but no later than one Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 8-K filed by it. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of its duties under this Section 3.13(a)(iii) related to the timely preparation, execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.13(a)(iii). The Depositor acknowledges that the performance by the Master Servicer and the Securities Administrator of its duties under this Section 3.13(a)(iii) related to the timely preparation, execution and filing of Form 10-D is also contingent upon the Custodian and any Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities Administrator of any necessary Form 8-K Disclosure Information pursuant to the Custodial Agreement or any other applicable agreement. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Securities Administrator’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

(iv) (A) On or prior to the 90th day after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2007, the Master Servicer shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Master Servicer within the applicable time frames set forth in this Agreement and the Custodial Agreement, (i) an annual compliance statement for the Servicer, the Master Servicer, the Securities Administrator and any Servicing Function Participant engaged by such parties (together with the Custodian, each, a “Reporting Servicer”) as described under Section 3.09 of this Agreement and the Custodial Agreement, provided, that the Securities Administrator, at its discretion, may omit from the Form 10-K any annual compliance statement that is not required to be filed with such Form 10-K pursuant to Regulation AB; (ii)(A) the annual reports on assessment of compliance with Servicing Criteria for each Reporting Servicer, as described under Section 3.10 of this Agreement and the Custodial Agreement, and (B) if each Reporting Servicer’s report on assessment of compliance with Servicing Criteria identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if each Reporting Servicer’s report on assessment of compliance with Servicing Criteria is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, provided, that the Securities Administrator, at its discretion, may omit from the Form 10-K any assessment of compliance or attestation report described in clause (iii) below that is not required to be filed with such Form 10-K pursuant to Regulation AB; (iii)(A) the registered public accounting firm attestation report for each Reporting Servicer, as described under Section 3.10 of this Agreement and the Custodial Agreement, and (B) if any registered public accounting firm attestation report described under Section 3.10 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (iv) a Sarbanes-Oxley Certification (“Sarbanes-Oxley Certification”) as described below. Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be reported by the parties set forth on Exhibit N to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except to the extent of its obligations set forth in the following paragraph.

As set forth on Exhibit N hereto, no later than March15th of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2007, (i) the parties set forth in Exhibit N shall be required to provide pursuant to Section 3.13(a)(v) below to the Securities Administrator and to the Depositor, to the extent known, in EDGAR-compatible format, or in such other format as agreed upon by the Securities Administrator, the Depositor and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, together with an Additional Disclosure Notification and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit N of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-K Disclosure information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this Section.

Form 10-K requires the registrant to indicate (by checking “yes” or “no”) that it “(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.” The Depositor hereby represents to the Securities Administrator that the Depositor has filed all such required reports during the preceding 12 months and that it has been subject to such filing requirement for the past 90 days. The Depositor shall notify the Securities Administrator in writing, no later than March 15th with respect to the filing of a report on Form 10-K, if the answer to either question should be “no.” The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report.

After preparing the Form 10-K, the Securities Administrator shall, upon request, forward electronically a copy of the Form 10-K to the Depositor. Within three Business Days after receipt of such copy, but no later than March 25th, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K. In the absence of receipt of any written changes or approval, or if the Depositor does not request a copy of a Form 10-K, the Securities Administrator shall be entitled to assume that such Form 10-K is in final form and the Securities Administrator may proceed with the process for execution and filing of the Form 10-K. A senior officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.13(a)(vi). Promptly (but no later than one Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K filed by the Securities Administrator. The parties to this Agreement acknowledge that the performance by each of the Master Servicer and the Securities Administrator of its duties under Section 3.13(a)(iv) and Section 3.13(a) (v) related to the timely preparation, execution and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections, Section 3.09 and Section 3.10. The Depositor acknowledges that the performance by each of the Master Servicer and the Securities Administrator of its duties under this Section 3.13(a)(iv) related to the timely preparation, execution and filing of Form 10-K is also contingent upon the Custodian and any Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities Administrator of any necessary Additional Form 10-K Disclosure, any annual statement of compliance and any assessment of compliance and attestation pursuant to any applicable agreement. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto or the Custodian or any Servicing Function Participant needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

Each Form 10-K shall include the Sarbanes-Oxley Certification required to be included therewith pursuant to the Sarbanes-Oxley Act. Each of the Servicer, the Master Servicer, and the Securities Administrator shall provide, and each such party shall cause any Servicing Function Participant engaged by it to provide, to the Person who signs the Sarbanes-Oxley Certification (the “Certifying Person”), by March 15th of each year in which the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (a “Back-Up Certification”), in the form attached hereto as Exhibit C-3, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity’s officers, directors and Affiliates (collectively with the Certifying Person, “Certification Parties”) can reasonably rely. A senior officer of the Master Servicer shall serve as the Certifying Person on behalf of the Trust. In the event any such party or any Servicing Function Participant engaged by such party is terminated or resigns pursuant to the terms of this Agreement, or any other applicable agreement, as the case may be, such party shall provide a Back-Up Certification to the Certifying Person pursuant to this Section 3.13(a)(iv) with respect to the period of time it was subject to this Agreement or any other applicable agreement, as the case may be. Notwithstanding the foregoing, (i) the Master Servicer and the Securities Administrator shall not be required to deliver a Back-Up Certification to each other if both are the same Person and the Master Servicer is the Certifying Person and (ii) the Master Servicer shall not be obligated to sign the Sarbanes-Oxley Certification in the event that it does not receive any Back-Up Certification required to be furnished to it pursuant to this section or any Servicing Agreement or Custodial Agreement.

(v) With respect to any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or any Form 8-K Disclosure Information (collectively, the “Additional Disclosure”) relating to the Trust, the Securities Administrator’s obligation to include such Additional Information in the applicable Exchange Act report is subject to receipt from the entity that is indicated in Exhibit K as the responsible party for providing that information, if other than the Securities Administrator, as and when required as described in Section 3.13(a)(ii) through (iv) above. Each of the Master Servicer, the Servicer and Depositor hereby agree to notify and to provide, to the extent known, to the Securities Administrator and the Depositor, all Additional Disclosure relating to the Trust Fund, with respect to which such party is the responsible party for providing that information, as indicated in Exhibit K hereof. The Servicer shall be responsible for determining the pool concentration applicable to any Sub-Servicer or originator at any time, for purposes of disclosure as required by Items 1108 and 1110 of Regulation AB.

(vi) On or prior to January 30 of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall prepare and file a Form 15 Suspension Notification relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act. Upon filing the Form 15 Suspension Notification, the Securities Administrator will provide confirmation of such filing to the Servicer and the Depositor.

In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, Form 10-D or Form 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or was delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will promptly notify electronically the Depositor (followed by telephonic notice). In the case of Form 10-D and Form 10-K, the parties to this Agreement will cooperate to prepare and file a Form 12b-25 and a Form 10-D/A and Form 10-K/A as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, Form 10-D or Form 10-K needs to be amended in connection with any Additional Form 10-D Disclosure (other than, in the case of Form 10-D, for the purpose of restating any monthly statement), Additional Form 10-K Disclosure or Form 8-K Disclosure Information, the Securities Administrator will notify electronically the Depositor and such other parties to the transaction as are affected by such amendment and such parties will cooperate to prepare any necessary Form 8-K/A, Form 10-D/A or Form 10-K/A; provided, the Securities Administrator will only be required to notify the Depositor of any amendment to any Form 10-D where such amendment contains Additional Form 10-D Disclosure. Any Form 15, Form 12b-25 or any amendment to Form 8-K, Form 10-D or Form 10-K shall be signed by a duly authorized representative or senior officer in charge of master servicing, as applicable, of the Master Servicer. The parties to this Agreement acknowledge that the performance by each of the Master Servicer and the Securities Administrator of its duties under this Section 3.13(a)(vi) related to the timely preparation, execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, Form 10-D or Form 10-K is contingent upon each such party performing its duties under this Section. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file any such Form 15, Form 12b-25 or any amendments to Form 8-K, Form 10-D or Form 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto or any Custodian or any Servicing Function Participant needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Form 8-K, Form 10-D or Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement and the Mortgage Loans as the Securities Administrator reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Securities Administrator shall have no responsibility to file any items other than those specified in this Section 3.13; provided, however, the Securities Administrator will cooperate with the Depositor in connection with any additional filings with respect to the Trust Fund as the Depositor deems necessary under the Exchange Act. Fees and expenses incurred by the Securities Administrator in connection with this Section 3.13 shall not be reimbursable from the Trust Fund.

(vii) In addition to such information as the Servicer is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D, the Servicer or any Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the Securities Administrator notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

(A) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

(B) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

(C) any material pool asset changes (such as, additions, substitutions or repurchases) (Item 1121(a)(14) of Regulation AB).

(b)       (A) The Securities Administrator shall indemnify and hold harmless the Depositor and its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) a breach of the Securities Administrator’s obligations under Section 3.09, Section 3.10 or this Section 3.13 or the Securities Administrator’s negligence, bad faith or willful misconduct in connection therewith or (ii) any material misstatement or omission in the Annual Statement of Compliance and the Assessment of Compliance delivered by the Securities Administrator pursuant to Section 3.09 and Section 3.10.

(B) The Depositor shall indemnify and hold harmless the Securities Administrator and the Master Servicer and their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Depositor under this Section 3.13 or the Depositor’s negligence, bad faith or willful misconduct in connection therewith.

(C) The Master Servicer shall indemnify and hold harmless the Depositor and their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) a breach of the obligations of the Master Servicer under Section 3.09, Section 3.10 or this Section 3.13 or the Master Servicer’s negligence, bad faith or willful misconduct in connection therewith or (ii) any material misstatement or omission in the Statement as to Compliance delivered by the Master Servicer pursuant to Section 3.09 or the Assessment of Compliance delivered by the Master Servicer pursuant to Section 3.10.

(D) The Servicer shall indemnify and hold harmless the Master Servicer, Securities Administrator and the Depositor and their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) a breach of the obligations of the Servicer under Section 3.09, Section 3.10 or this Section 3.13 and (ii) any material misstatement or omission in the Annual Statement of Compliance delivered by the Servicer pursuant to Section 3.09 or the Assessment of Compliance or the Attestation Report delivered by the Servicer pursuant to Section 3.10.

(E) If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor, the Master Servicer or the Securities Administrator, as applicable, then the defaulting party, in connection with a breach of its respective obligations under this Section 3.13 or its respective negligence, bad faith or willful misconduct in connection therewith, agrees that it shall contribute to the amount paid or payable by the other parties as a result of the losses, claims, damages or liabilities of the other party in such proportion as is appropriate to reflect the relative fault and the relative benefit of the respective parties.

(c)  Nothing shall be construed from the foregoing subsections (a) and (b) to require the Securities Administrator or any officer, director or Affiliate thereof to sign any Form 10-K or any certification contained therein. Furthermore, the inability of the Securities Administrator to file a Form 10-K as a result of the lack of required information as set forth in Section 3.13(a) or required signatures on such Form 10-K or any certification contained therein shall not be regarded as a breach by the Securities Administrator of any obligation under this Agreement.

(d)  Notwithstanding the provisions of Section 7.01, this Section 3.13 may be amended without the consent of the Noteholders.

Section 3.14.  Compensating Interest.

Not later than the Determination Date, the Servicer shall deposit to the Collection Account an amount equal to the lesser of (A) the aggregate of the Prepayment Interest Shortfalls for the related Payment Date resulting from Principal Prepayments in full during the related Prepayment Period and (B) an amount equal to the product of (i) 1/12, (ii) the Servicing Fee Rate and (iii) the Pool Balance as of the first day of the related Due Period. The Servicer shall not have the right to reimbursement for any amounts deposited to the Collection Account pursuant to this Section 3.14.

Section 3.15.  Advances by the Servicer.

(a)  Not later than 1:00 p.m. New York time on the Deposit Date related to each Payment Date, the Servicer shall remit to the Securities Administrator for deposit in the Payment Account an amount to be paid on the related Payment Date pursuant to Section 3.05 of the Indenture, equal to the Monthly Payment due on each Mortgage Loan during the related Due Period, but not received as of the related Determination Date (net of the Servicing Fee) such amount being defined herein as the “Monthly Advance.” With respect to any Balloon Loan that is delinquent on its maturity date, the Servicer will continue to make Monthly Advances with respect to such Balloon Loan in an amount equal to one month’s interest on the unpaid principal balance at the applicable Loan Rate (net of the Servicing Fee) according to the original amortization schedule for such Mortgage Loan. The obligation to make Monthly Advances with respect to each Mortgage Loan shall continue until such Mortgage Loan becomes a Liquidated Mortgage Loan.

(b)  Notwithstanding anything herein to the contrary, (i) no Servicing Advance or Monthly Advance shall be required to be made hereunder if the Servicer determines that such Servicing Advance or Monthly Advance would, if made, constitute a Nonrecoverable Advance and (ii) no Monthly Advance or Servicing Advance shall be required with respect to Civil Relief Act Interest Shortfalls.

(c)  All Monthly Advances and Servicing Advances, including any Nonrecoverable Advances shall be reimbursed on a “first in, first out” (“FIFO”) basis.

(d)  So long as the Servicer is Ocwen Loan Servicing, LLC or otherwise has long-term debt rated at least investment grade by one of the Rating Agencies, Monthly Advances may be made by the Servicer either (i) from its own funds or (ii) from the Collection Account, to the extent of funds held therein for future distribution (in which case it will cause to be made an appropriate entry in the records of the Collection Account that amounts held for future distribution have been, as permitted by this Section 3.15, used by the Servicer in discharge of any such Monthly Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of Monthly Advances to be made by the Servicer with respect to the Mortgage Loans and REO Properties. Any amounts held for future distribution and so used shall be appropriately reflected in the Servicer’s records and replaced by the Servicer by deposit in the Collection Account on or before the next Deposit Date.

Section 3.16.  Optional Purchase of Defaulted Mortgage Loans.

The Servicer, in its sole discretion, shall have the right to elect (by written notice sent to the Master Servicer) to purchase for its own account from the Trust any Mortgage Loan which is ninety (90) days or more delinquent in the manner and at the price specified in the Mortgage Loan Purchase Agreement. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited in the Collection Account and the Indenture Trustee, upon receipt of written notice of such deposit in the Payment Account by the Securities Administrator, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Indenture Trustee’s right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Indenture Trustee or the Noteholders with respect thereto.

Section 3.17.  Superior Liens.

The Servicer shall file (or cause to be filed) a request for notice of any action by a superior lienholder under a First Lien for the protection of the Indenture Trustee’s interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder’s equity of redemption.

If the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the First Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Trust, whatever actions are necessary to protect the interests of the Noteholders and/or to preserve the security of the related Mortgage Loan. The Servicer shall promptly notify the Indenture Trustee of any such action or circumstances. The Servicer shall advance the necessary funds to cure the default or reinstate the superior lien, if such advance is in the best interests of the Noteholders in accordance with the servicing standards in Section 3.01. The Servicer shall not make such an advance except to the extent that it determines in its reasonable good faith judgment that the advance would be recoverable from Liquidation Proceeds on the related Mortgage Loan and in no event in an amount that is greater than the Principal Balance of the related Mortgage Loan. The Servicer shall thereafter take such action as is necessary to recover the amount so advanced.

Section 3.18.  Assumption Agreements.

When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its right to accelerate the maturity of the related Mortgage Loan under any “due-on-sale” clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if the “due-on-sale” clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. In such event, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person shall become liable under the Mortgage Note and, unless prohibited by applicable law, the Mortgagor shall remain liable thereon. The Servicer, in accordance with accepted mortgage loan servicing standards for mortgage loans similar to the Mortgage Loans, is also authorized to enter into a substitution of liability whereby such person is substituted as mortgagor and becomes liable under the Mortgage Note. The Servicer shall notify the Indenture Trustee and the Master Servicer that any such substitution or assumption agreement has been completed by forwarding to the Indenture Trustee and the Master Servicer the original of such substitution or assumption agreement which original shall be added by the Indenture Trustee or its Custodian to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any assumption or substitution agreement entered into pursuant to this Section 3.18, the Servicer shall not change the Loan Rate or the Monthly Payment, defer or forgive the payment of principal or interest, reduce the outstanding principal amount or extend the final maturity date on such Mortgage Loan.

Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

Section 3.19.  Payment of Taxes, Insurance and Other Charges.

With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting fire and hazard insurance coverage.

With respect to each Mortgage Loan as to which the Servicer maintains escrow accounts, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage guaranty insurance premiums, if any, and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in any escrow account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for escrow payments, the Servicer shall, if it has received notice of a default or deficiency, monitor such payments to determine if they are made by the Mortgagor. The Servicer shall maintain a third-party (which may be an Affiliate of the Servicer) tax monitoring service.

Section 3.20.  Advance Facility.

(a)  The Servicer is hereby authorized to enter in to a financing or other facility (any such arrangement, an “Advance Facility”) under which (1) the Servicer assigns or pledges to another Person (an “Advancing Person”) the Servicer’s rights under this Agreement to be reimbursed for any Monthly Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Monthly Advances and/or Servicing Advances required to be made by the Servicer pursuant to this Agreement. No consent of the Indenture Trustee, the Master Servicer, the Securities Administrator, Noteholders or any other party is required before the Servicer may enter into an Advance Facility; provided, however, that the consent of the Indenture Trustee, the Master Servicer and the Securities Administrator shall be required before the Servicer may cause to be outstanding at one time more than one Advance Facility with respect to Monthly Advances or more than one Advance Facility with respect to Servicing Advances. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Monthly Advances and/or Servicing Advances on the Servicer’s behalf, the Servicer shall remain obligated pursuant to this Agreement to make Monthly Advances and Servicing Advances pursuant to and as required by this Agreement. If the Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Monthly Advances including Nonrecoverable Advances related thereto (“Monthly Advance Reimbursement Amounts”) and/or Servicing Advances including Nonrecoverable Advances related thereto (“Servicing Advance Reimbursement Amounts” and together with Monthly Advance Reimbursement Amounts, “Servicer Reimbursement Amounts”) in each case to the extent that such type of Servicer Reimbursement Amount is included in the Advance Facility, then the Servicer shall identify such Servicer Reimbursement Amounts as received, consistently with the reimbursement rights set forth in this Agreement, and shall remit such Servicer Reimbursement Amounts in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (each, an “Advance Facility Trustee”) designated by such Advancing Person. Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Servicer may direct the Securities Administrator to, and if so directed the Securities Administrator is hereby authorized to and shall, pay to the Advancing Person or the Advance Facility Trustee the Servicer Reimbursement Amounts identified pursuant to the preceding sentence. Notwithstanding anything to the contrary herein, in no event shall Monthly Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in “Available Funds” or paid to Noteholders. If the Servicer makes a remittance to the Securities Administrator of Servicer Reimbursement Amounts under Section 3.03(i) as described above, the Servicer shall report to the Master Servicer and the Securities Administrator the portions of such remittance that consist of Available Funds, Monthly Advance Reimbursement Amounts and Servicing Advance Reimbursement Amounts, respectively.

(b)  If the Servicer enters into an Advance Facility and elects to remit Servicer Reimbursement Amounts to the Securities Administrator, the Servicer and the related Advancing Person shall deliver to the Securities Administrator a written notice and payment instruction (an “Advance Facility Notice”), providing the Securities Administrator with written payment instructions as to where to remit Monthly Advance Reimbursement Amounts and/or Servicing Advance Reimbursement Amounts (each to the extent such type of Servicer Reimbursement Amount is included within the Advance Facility) on subsequent Payment Dates. The payment instruction shall require the applicable Servicer Reimbursement Amounts to be distributed to the Advancing Person or to an Advance Facility Trustee designated in the Advance Facility Notice. An Advance Facility Notice may only be terminated by the joint written direction of the Servicer and the related Advancing Person (and any related Advance Facility Trustee); provided, however, that the provisions of this Section 3.20 shall cease to be applicable when all Monthly Advances and Servicing Advances funded by an Advancing Person, and when all Monthly Advances and Servicing Advances the rights to be reimbursed for which have been assigned or pledged to an Advancing Person, have been repaid to the related Advancing Person in full.

(c)  Servicer Reimbursement Amounts shall consist solely of amounts in respect of Monthly Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Servicer would be permitted to reimburse itself in accordance with Section 3.03(ii) or Section 3.03(vi) hereof, assuming the Servicer had made the related Monthly Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, no Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Noteholders pursuant to the provisions of Section 3.15. None of the Securities Administrator, the Master Servicer or the Indenture Trustee shall have any duty or liability with respect to the calculation of any Servicer Reimbursement Amount and, if the Servicer has elected to remit Servicer Reimbursement Amounts to the Securities Administrator, each of the Securities Administrator, the Master Servicer and the Indenture Trustee shall be entitled to rely without independent investigation on the Advance Facility Notice and on the Servicer’s report of the amount of Monthly Advance Reimbursement Amounts and Servicing Advance Reimbursement Amounts that were included in the remittance from the Servicer to the Securities Administrator pursuant to Section 3.03(i). The Servicer shall maintain and provide to any Successor Servicer and (upon request) the Master Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, pledged or assigned to, and reimbursed to any Advancing Person. The Successor Servicer shall be entitled to rely on any such information provided by the predecessor Servicer, and the Successor Servicer shall not be liable for any errors in such information. None of the Depositor, the Indenture Trustee, the Master Servicer or the Securities Administrator shall, as a result of the existence of any Advance Facility, have any additional duty or liability with respect to the calculation or payment of any Servicer Reimbursement Amount, and none of the Depositor, the Indenture Trustee, the Master Servicer or the Securities Administrator shall, as a result of the existence of any Advance Facility, have any additional responsibility to track or monitor the administration of such Advance Facility or the payment of Servicer Reimbursement Amounts to an Advancing Person.

(d)  An Advancing Person who receives an assignment or pledge of the rights to be reimbursed for Monthly Advances and/or Servicing Advances, and/or whose obligations hereunder are limited to the funding of Monthly Advances and/or Servicing Advances shall not be required to meet the criteria for qualification of a Sub-Servicer set forth in Section 3.01 hereof.

(e)  Servicer Reimbursement Amounts distributed with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Monthly Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a FIFO basis. The Servicer shall provide to the related Advancing Person or Advance Facility Trustee loan-by-loan information with respect to each Servicer Reimbursement Amount distributed by the Securities Administrator to such Advancing Person or Advance Facility Trustee on each Payment Date, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Servicer Reimbursement Amount with respect to each Mortgage Loan. The Servicer shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all Monthly Advances and Servicing Advances funded by the Servicer to the extent the related rights to be reimbursed therefor have not been assigned or pledged to an Advancing Person.

(f)  Notwithstanding anything to the contrary in this Agreement, none of the Master Servicer, the Securities Administrator or the Indenture Trustee shall be responsible for tracking or monitoring Servicer Reimbursement Amounts or any Advance Facility, and none of such parties shall be obligated to make any payment with respect to any Servicer Reimbursement Amount. The Servicer who enters into an Advance Facility shall indemnify the Indenture Trustee, the Trust, the Master Servicer, the Securities Administrator and any Successor Servicer for any loss, liability or damage resulting from any claim by the related Advancing Person, except (i) in the case of the Indenture Trustee, the Securities Administrator, the Master Servicer or the Trust, (A) resulting from any such claim which arises by reason of such party’s, as applicable, willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of the such party’s reckless disregard of its obligations and duties hereunder or (B) any such claim for which such party receives indemnification from the Servicer or a Successor Servicer pursuant to Section 5.06(a), or (ii) in the case of a Successor Servicer, which claim arises by reason of such Successor Servicer’s willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. Notwithstanding the foregoing, the exclusions set forth in clauses (i) and (ii) above from the Servicer’s obligation to indemnify the Indenture Trustee, the Trust, the Master Servicer, the Securities Administrator and any Successor Servicer shall not be applicable, in any case, to the extent the applicable claim, loss, liability or damage was incurred by reason of the Servicer’s willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder, or by reason of a breach of the Servicer’s obligations and duties under this Agreement.

(g)  Notwithstanding anything to the contrary in this Section 3.20, the Servicer shall consult with the Master Servicer in determining the manner in which any Advance Facility shall affect a Successor Servicer before the Servicer shall enter into an Advance Facility. Any amendment to this Section 3.20 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.20, including amendments to add provisions relating to a Successor Servicer, may be entered into by the parties hereto without the consent of any Noteholder, notwithstanding anything to the contrary in this Agreement, and provided that such Amendment otherwise complies with the terms hereof. All reasonable costs and expenses (including attorneys’ fees) of each party hereto of any such amendment shall be borne solely by the Servicer. The parties hereto hereby acknowledge and agree that: (i) the Monthly Advances and/or Servicing Advances financed by and/or pledged to an Advancing Person under any Advance Facility are obligations owed to the Servicer payable only from the cash flows and proceeds received under this Agreement for reimbursement of Monthly Advances and/or Servicing Advances only to the extent provided herein, and the Indenture Trustee and the Trust are not, as a result of the existence of any Advance Facility, obligated or liable to repay any Monthly Advances and/or Servicing Advances financed by the Advancing Person; (ii) the Servicer will be responsible for remitting to the Advancing Person the applicable amounts collected by it as reimbursement for Monthly Advances and/or Servicing Advances funded by the Advancing Person, subject to the provisions of this Agreement and (iii) the Indenture Trustee, the Master Servicer and the Securities Administrator shall not have any responsibility to track or monitor the administration of the financing arrangement between the Servicer and any Advancing Person.

Section 3.21.  Covenants of the Servicer Regarding Prepayment Charges.

(a)  The Servicer will not waive any Prepayment Charge or part of a Prepayment Charge unless (i) such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Charge and related Mortgage Loan and doing so is standard and customary in servicing similar Mortgage Loans (including any waiver of a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is related to a default or a reasonably foreseeable default) and in no event will it waive a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default, or (ii) the collection of the Prepayment Charge would be in violation of applicable laws or regulations.

(b)  Upon discovery by the Servicer, the Master Servicer or a Responsible Officer of the Indenture Trustee or the Securities Administrator of a breach of the foregoing, which materially and adversely affects the Holders of any NIMs Notes, the party discovering such breach shall give prompt written notice to the other parties. Within 60 days of the earlier of discovery by the Servicer or the Master Servicer, or receipt of notice by the Servicer or the Master Servicer, as applicable, of such breach, the Servicer shall cure such breach in all material respects. If the covenant made by the Servicer is breached the Servicer must pay into the Collection Account the amount of the waived Prepayment Charge (less any amount previously collected and paid by the Servicer into the Collection Account; provided, however, that the Servicer shall not have an obligation to pay the amount of any uncollected Prepayment Charge if the failure to collect such amount is the direct result of inaccurate or incomplete information on the Prepayment Charge Schedule in effect at such time).

Section 3.22.  Non-Solicitation.

Neither the Master Servicer nor the Servicer shall take any action or permit or cause any action to be taken by any of the Master Servicer’s or the Servicer’s agents or affiliates, or by any independent contractors on the Master Servicer’s or the Servicer’s behalf, to personally, by telephone, mail, e-mail or other similar methods of communication, solicit any Mortgagor or obligor under any of the Mortgage Loans to refinance a Mortgage Loan, in whole or in part, without the prior written consent of the Seller, or any of its successors or assigns. It is understood and agreed that promotions undertaken by the Master Servicer or the Servicer which are directed to the general public at large, or designated segments thereof, including without limitation mass mailings based on commercially acquired mailing lists, newspaper, radio, telephone and television advertisements shall not constitute solicitation under this Section 3.22.

Section 3.23.  Reports to Securities Administrator.

Not later than 1:00 p.m., New York time, on the 18th calendar day of each month, or if such 18th day is not a Business Day, the immediately preceding Business Day, the Servicer shall deliver to the Master Servicer (who shall deliver to the Securities Administrator) by electronic means reasonably acceptable to the Master Servicer, a computer file containing the loan level information set forth in Exhibits D, E and F hereto necessary to permit the Master Servicer to perform its obligations hereunder and the Securities Administrator to calculate the information required by clauses (i) through (xxv) of Section 7.05 of the Indenture as of the end of the preceding Prepayment Period or Due Period, as applicable, and such other information as the Master Servicer or the Securities Administrator shall reasonably require.

Section 3.24.  Reports of Foreclosures and Abandonments of Mortgaged Properties, Returns Relating to Mortgage Interest Received from Individuals and Returns Relating to Cancellation of Indebtedness.

The Servicer shall make reports of foreclosures and abandonments of any Mortgaged Property for each year beginning in 2006. The Servicer shall file reports relating to each instance occurring during the previous calendar year in which the Servicer (i) on behalf of the Trust acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the Servicer shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050J, 6050H and 6050P of the Code.

ARTICLE IV

ADMINISTRATION AND MASTER SERVICING OF THE MORTGAGE LOANS BY THE MASTER SERVICER

Section 4.01.  Master Servicer.

The Master Servicer shall supervise, monitor and oversee the obligation of the Servicer to service and administer the Mortgage Loans in accordance with the terms of the Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with the Servicer as necessary from time-to-time to carry out the Master Servicer’s obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by the Servicer and shall cause the Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by the Servicer under this Agreement. The Master Servicer shall independently and separately monitor the Servicer's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicer’s and Master Servicer’s records. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicer to the Payment Account pursuant to the terms hereof based on information provided to the Master Servicer by the Securities Administrator pursuant to the third paragraph of Section 6.01(j) of the Indenture.

The Indenture Trustee shall provide access and shall cause the Custodian to provide access and the Securities Administrator shall provide access, in each case to the records and documentation in possession of the Indenture Trustee, the Custodian or the Securities Administrator, as the case may be, regarding the related Mortgage Loans and REO Property and the servicing thereof to the Noteholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Indenture Trustee, the Custodian or the Securities Administrator; provided, however, that, unless otherwise required by law, none of the Indenture Trustee, the Custodian or the Securities Administrator shall be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. The Indenture Trustee shall allow representatives of the above entities and shall cause the Custodian to allow representatives of the above entities and the Securities Administrator shall allow representatives of the above entities, in each case to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Indenture Trustee’s, the Custodian’s or the Securities Administrator’s, as the case may be, actual costs.

Section 4.02.  Reserved.

Section 4.03.  Monitoring of Servicer.

(a)  The Master Servicer shall be responsible for monitoring the compliance by the Servicer with its duties under this Agreement. In the review of the Servicer’s activities, the Master Servicer may rely upon an Officer’s Certificate of the Servicer with regard to the Servicer’s compliance with the terms of this Agreement. In the event that the Master Servicer, in its judgment, determines that the Servicer should be terminated in accordance with the terms hereof, or that a notice should be sent pursuant to the terms hereof with respect to the occurrence of an event that, unless cured, would constitute a Servicer Event of Default, the Master Servicer shall notify the Servicer, the Seller and the Indenture Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

(b)  The Master Servicer, for the benefit of the Indenture Trustee and the Noteholders, shall enforce the obligations of the Servicer under this Agreement, and shall, in the event that the Servicer fails to perform its obligations in accordance with this Agreement, subject to the preceding paragraph, Article III and Article VI, cause the Indenture Trustee to terminate the rights and obligations of the Servicer hereunder in accordance with the provisions of Article VI. Such enforcement, including, without limitation, the legal prosecution of claims and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans; provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

(c)  The Master Servicer shall be entitled to be reimbursed by the Servicer (or from amounts on deposit in the Payment Account if the Servicer does not timely fulfill its obligations hereunder) for all reasonable out-of-pocket or third party costs associated with the transfer of servicing from the predecessor Servicer (or if the predecessor Servicer is the Master Servicer, from the Servicer immediately preceding the Master Servicer), including without limitation, any reasonable out-of-pocket or third party costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer to service the Mortgage Loans properly and effectively, upon presentation of reasonable documentation of such costs and expenses.

(d)  The Master Servicer shall require the Servicer to comply with the remittance requirements and other obligations set forth in this Agreement.

(e)  If the Master Servicer acts as successor Servicer, it will not assume liability for the representations and warranties of the terminated Servicer.

(f)  The Master Servicer shall not be liable for any acts or omissions of the Servicer.

Section 4.04.  Fidelity Bond.

The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees. Upon reasonable request of the Depositor, the Master Servicer shall provide to the Depositor evidence of such insurance or fidelity bond.

Section 4.05.  Power to Act; Procedures.

The Master Servicer shall master service the Mortgage Loans and shall have full power and authority to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Noteholders and the Indenture Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property. The Indenture Trustee shall furnish the Master Servicer, upon written request from a Master Servicing Officer, with any powers of attorney (in form acceptable to the Indenture Trustee) empowering the Master Servicer or the Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with this Agreement, and the Indenture Trustee shall execute and deliver such other documents, as the Master Servicer or the Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Indenture Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or the Servicer and shall be indemnified by the Master Servicer or the Servicer, as applicable, for any cost, liability or expense incurred by the Indenture Trustee in connection with such Person’s use or misuse of any such power of attorney). If the Master Servicer or the Indenture Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Indenture Trustee or that the Indenture Trustee would be adversely affected under the “doing business” or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Indenture Trustee in the appointment of a co-trustee pursuant to Section 6.10 of the Indenture. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Indenture Trustee, be deemed to be the agent of the Indenture Trustee.

Section 4.06.  Due-on-Sale Clauses; Assumption Agreements.

To the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicer to enforce such clauses in accordance with this Agreement.

Section 4.07.  Documents, Records and Funds in Possession of Master Servicer To Be Held for Trustee.

(a)  The Master Servicer shall transmit to the Indenture Trustee or Custodian such documents and instruments coming into the possession of the Master Servicer from time to time as are required by the terms hereof to be delivered to the Indenture Trustee or Custodian. Any funds received by the Master Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be remitted to the Securities Administrator for deposit in the Payment Account. The Master Servicer shall, and, subject to Section 3.11, shall cause the Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Indenture Trustee, its agents and accountants at any time upon reasonable request and during normal business hours, and to Noteholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

(b)  All funds collected or held by, or under the control of, the Master Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be remitted to the Securities Administrator for deposit in the Payment Account.

Section 4.08.  Possession of Certain Insurance Policies and Documents.

The Indenture Trustee or the applicable Custodian, shall retain possession and custody of the originals (to the extent available) of any primary mortgage insurance policies, or certificate of insurance if applicable, and any Notes of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts payable in respect of the Notes has been paid in full and the Master Servicer and the Servicer have otherwise fulfilled their respective obligations under this Agreement, the Indenture Trustee or the Custodian shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Indenture Trustee or the Custodian, upon the execution or receipt thereof the originals of any primary mortgage insurance policies, any Notes of renewal, and such other documents or instruments related to the Mortgage Loans that come into the possession of the Master Servicer from time to time.

Section 4.09.  Compensation for the Master Servicer.

As compensation for the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to the Master Servicing Fee, payable to the Master Servicer on each Payment Date (with respect to the calendar month that immediately preceded the month of such Payment Date) from funds in the Payment Account. The Master Servicing Fee payable to the Master Servicer in respect of any Payment Date shall be reduced in accordance with Section 4.12. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

Section 4.10.  Reserved.

Section 4.11.  Reserved.

Section 4.12.  Obligation of the Master Servicer in Respect of Prepayment Interest Shortfalls.

In the event that the Servicer fails to perform on any Determination Date its obligations pursuant to Section 3.14, the Master Servicer shall remit to the Securities Administrator not later than the Payment Date an amount equal to the lesser of (i) the aggregate amounts required to be paid by the Servicer with respect to Prepayment Interest Shortfalls attributable to Principal Prepayments on the related Mortgage Loans for the related Payment Date, and not so paid by the Servicer and (ii) the Master Servicing Fee for such Payment Date, without reimbursement therefor.

Section 4.13.  Monthly Advances by the Master Servicer.

If the Servicer fails to remit any Monthly Advance required to be made pursuant to Section 3.15, the Master Servicer shall itself make, or shall cause the Successor Servicer to make, such Advance. If the Master Servicer determines that a Monthly Advance is required, it shall on the Business Day preceding the related Payment Date immediately following such Determination Date remit to the Securities Administrator from its own funds (or funds advanced by the applicable Servicer) for deposit in the Payment Account immediately available funds in an amount equal to such Monthly Advance. The Master Servicer shall be entitled to be reimbursed for all Monthly Advances made by it. Notwithstanding anything to the contrary herein, in the event the Master Servicer determines in its reasonable judgment that a Monthly Advance is a Nonrecoverable Advance, the Master Servicer shall be under no obligation to make such Monthly Advance. If the Master Servicer determines that a Monthly Advance is a Nonrecoverable Advance, it shall, on or prior to the related Payment Date, deliver an Officer’s Certificate to the Indenture Trustee and the Securities Administrator to such effect.

Section 4.14.  Merger or Consolidation.

Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer or its Affiliate whose primary business is the servicing of conventional residential mortgage loans shall be a Person that is an Approved Servicer.

Section 4.15.  Resignation of Master Servicer.

Except as otherwise provided in Sections 4.14 and 4.16 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master Servicer’s duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an independent Opinion of Counsel to such effect delivered to the Issuer, the Depositor, the Seller and the Indenture Trustee. No such resignation shall become effective until the Indenture Trustee shall have assumed, or a Successor Master Servicer shall have been appointed by the Indenture Trustee and until such successor shall have assumed, the Master Servicer’s responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer and the Depositor to the Indenture Trustee.

If, at any time, the Master Servicer resigns under this Section 4.15, or transfers or assigns its rights and obligations under Section 4.16, or is removed as Master Servicer pursuant to Section 6.03, then at such time Wells Fargo Bank, N.A. also shall resign (and shall be entitled to resign) as Securities Administrator, Paying Agent and Note Registrar. In such event, the obligations of each such party shall be assumed by the Indenture Trustee or such Successor Master Servicer appointed by the Indenture Trustee (subject to the provisions of Section 6.04); provided, however, the Indenture Trustee shall have the same right to appoint, or petition a court to appoint, a successor Securities Administrator, Paying Agent or Note Registrar as it has pursuant to Section 6.04 with respect to a successor Master Servicer.

Section 4.16.  Assignment or Delegation of Duties by the Master Servicer.

Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder; provided, however, that the Master Servicer shall have the right with the prior written consent of the Indenture Trustee and the Seller (which consent shall not be unreasonably withheld), and upon delivery to the Indenture Trustee and the Seller of a letter from each Rating Agency to the effect that such action shall not result in a downgrading of the Notes, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Seller and the Indenture Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a Successor Master Servicer, the entire amount of the Master Servicing Fees and other compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such Successor Master Servicer. Such Successor Master Servicer shall also pay the fees of the Indenture Trustee and the Securities Administrator, as provided herein.

Section 4.17.  Foreclosure Rights. (a) For so long as the Seller is the Majority Certificateholder, the Servicer shall not commence foreclosure proceedings with respect to a Mortgage Loan unless (i) no later than five Business Days prior to its commencement of such foreclosure proceedings, it provides written notice to the Master Servicer and the Majority Certificateholder of its intention to do so, and (ii) the Majority Certificateholder consents in writing to such action; provided, however, if the Majority Certificateholder does not consent in writing within five Business Days of receipt of written notice from the Servicer of its intention to foreclose, consent shall be deemed to have been given by the Majority Certificateholder.

(b) In addition, for so long as the Seller is the Majority Certificateholder, in the event that the Servicer determines not to proceed with foreclosure proceedings with respect to a Mortgage Loan that becomes 60 days or more delinquent and the Servicer has determined that it is unable to collect payments due under such Mortgage Loan, the Servicer shall, prior to taking any action with respect to such Mortgage Loan, promptly provide the Master Servicer and the Majority Certificateholder with notice of such determination and a description of such other action that it intends to take with respect to such Mortgage Loan; provided, that the Servicer shall not be permitted to proceed with any such action unless the Majority Certificateholder consents in writing to the Servicer taking such action; provided, however, if the Majority Certificateholder does not consent in writing within five Business Days of receipt of written notice from the Servicer of its intention to take such action, consent shall be deemed to have been given by the Seller.

(c) If the Majority Certificateholder does not consent to an action or contemplated action of the Servicer pursuant to either (a) or (b) above, then the Majority Certificateholder shall instruct the Servicer to hire, at the Majority Certificateholder’s sole cost and expense, three appraisal firms, selected by the Servicer in its sole and absolute discretion from the list of appraisal firms attached as Exhibit H, to compute the fair value of the Mortgaged Property relating to the related Mortgage Loan utilizing the Fannie Mae Form 2055 Exterior-Only Inspection Residential Appraisal Report (each such appraisal-firm computation, a “Fair Value Price”), in each case (other than as set forth in (d) below) no later than 30 days from the date of such Majority Certificateholder objection. If the Servicer shall have received three Fair Value Prices by the end of such 30-day period, then the Majority Certificateholder shall, no later than 5 business days after the expiration of such 30-day period, purchase such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (i) accrued and unpaid interest on such Mortgage Loan as of such purchase date (“Accrued Interest”), (ii) the highest of such three Fair Value Prices respectively determined by such appraisal firms, and shall promptly deliver such amount to the Servicer for deposit into the Custodian Account and (iii) all unreimbursed servicing advances. All costs relating to the computation of the related Fair Value Prices shall be for the account of the Majority Certificateholder and shall be paid by the Majority Certificateholder at the time of such Mortgage Loan and the related Mortgaged Property are purchased by the Majority Certificateholder.

(d) Notwithstanding anything herein to the contrary, the Majority Certificateholder shall not be entitled to any of its rights set forth herein with respect to a Mortgage Loan following its failure to purchase such Mortgage Loan and the related Mortgaged Property, at the related purchase price set forth in this Section 4.17 within the timeframe set forth in this Section 4.17 following the Majority Certificateholder’s objection to an action of the Servicer, and the Servicer shall provide the Master Servicer written notice of such failure.

(e) Any notice, confirmation, instruction or objection pursuant to paragraphs (a), (b) and (c) above may be delivered via facsimile or other written or electronic communication as the parties hereto and the Majority Certificateholder may agree to from time to time.

(f) For the avoidance of doubt, the Majority Certificateholder’s rights set forth in this Section 4.17 are intended to provide the Majority Certificateholder, for so long as it owns 100% of the Owner Trust Certificates (each, as defined in Appendix A of the Indenture) and has not forfeited its right under this Section 4.17 as set forth in clause (d) above, with the unilateral right to control foreclosure decisions in respect of delinquent and defaulted Mortgage Loans, and certain exclusive purchase rights so as to maximize the recovery value on delinquent and defaulted Mortgage Loans.

To the extent that the Majority Certificateholder purchases any Mortgage Loan pursuant to this Section 4.17, the Servicer will continue to service such Mortgage Loan in accordance with this Agreement. The parties acknowledge that, in such event, the Master Servicer will have no duty or responsibility to master service any such Mortgage Loan.”

ARTICLE V
THE MASTER SERVICER AND THE SERVICER

Section 5.01.  Liability of the Master Servicer and the Servicer.

The Master Servicer and the Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Master Servicer or Servicer, as the case may be, herein.

Section 5.02.  Merger or Consolidation of, or Assumption of the Obligations of the Servicer.

Any corporation into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any corporation succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the Successor Servicer shall satisfy all the requirements of Section 6.02 with respect to the qualifications of a Successor Servicer.

Section 5.03.  Limitation on Liability of the Servicer, the Master Servicer and Others.

Neither the Master Servicer, the Servicer nor any of the directors or officers or employees or agents of the Master Servicer or the Servicer shall be under any liability to the Trust or the Noteholders for any action taken or for refraining from the taking of any action by the Servicer or the Master Servicer in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or the Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence in the performance of duties of the Master Servicer or the Servicer or by reason of its reckless disregard of its obligations and duties of the Master Servicer or the Servicer hereunder. The Master Servicer or the Servicer and any director or officer or employee or agent of the Master Servicer or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer and any director or officer or employee or agent of the Servicer shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Notes, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement or results from a breach of representation by the Servicer) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder. The Master Servicer shall be indemnified by the Issuer pursuant to Section 6.07 of the Indenture.

The Master Servicer or the Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties hereunder and that in its opinion, may involve it in any expense or liability; provided, however, that the Servicer and the Master Servicer may undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Noteholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust. The Servicer’s right to indemnity or reimbursement pursuant to this Section 5.03 shall survive any resignation or termination of the Servicer pursuant to Section 5.04 or 6.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). The Master Servicer’s right to indemnity or reimbursement pursuant to this Section 5.03 shall survive any resignation or termination of the Master Servicer pursuant to Section 4.15 or 6.03 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

Section 5.04.  Servicer Not to Resign; Pledge of Servicing Rights.

Subject to the provisions of Section 5.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or its subsidiaries or Affiliates at the date of this Agreement or (ii) upon the proposal by the Servicer or the Servicing Rights Owner of an Approved Servicer to the Seller, the Depositor and the Master Servicer in writing; provided, however, that no such resignation by the Servicer shall become effective until such successor servicer or, in the case of (i) above, the Master Servicer as Successor Servicer shall have assumed the Servicer’s responsibilities and obligations hereunder or the Master Servicer shall have designated a successor servicer in accordance with Section 6.02. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 6.01 and 6.02 as obligations that survive the resignation or termination of the Servicer. Any such determination permitting the resignation of the Servicer pursuant to clause (i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Indenture Trustee.

Notwithstanding the foregoing, on or after the Closing Date, the Servicer or the Servicing Rights Owner may pledge and assign all of its right, title and interest in, to and under this Agreement to one or more lenders (“Servicing Rights Pledgees”) selected by the Servicer or the Servicing Rights Owner. Provided that no Servicer Event of Default exists, the Indenture Trustee and the Master Servicer agree that upon delivery to the Indenture Trustee and the Master Servicer by a Servicing Rights Pledgee of a letter signed by the Servicer whereunder the Servicer resigns as servicer under this Agreement pursuant to this Section 5.04, the Master Servicer shall appoint such Servicing Rights Pledgee or its designee as Successor Servicer, provided that at the time of such appointment, such Servicing Rights Pledgee or its designee is an Approved Servicer and that such Servicing Rights Pledgee or its designee agrees to be subject to the terms of this Agreement.

Section 5.05.  Delegation of Duties.

In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those set forth in Section 3.01. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 5.04. The Servicer shall provide the Indenture Trustee, the Master Servicer and the Securities Administrator with written notice prior to the delegation of any of its duties to any Person other than any of the Servicer’s Affiliates or their respective successors and assigns.

The Servicer shall not hire or otherwise utilize the services of any Subservicer or Subcontrator to fulfill any of the obligations of the Servicer as servicer under this Agreement unless such party agrees to be subject to the applicable requirements of Section 3.09, Section 3.10 and Section 3.13 of this Agreement.

Section 5.06.  Indemnification of the Trust by the Servicer and the Master Servicer.

(a)  The Servicer shall indemnify and hold harmless the Trust, the Depositor, the Master Servicer, the Securities Administrator and the Indenture Trustee from and against any loss, liability, expense, damage or injury suffered or sustained by reason of the Servicer’s willful misfeasance, bad faith or negligence in the performance of its activities in servicing or administering the Mortgage Loans pursuant to this Agreement, including, but not limited to, any judgment, award, settlement, reasonable attorneys’ fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim related to the Servicer’s misfeasance, bad faith or negligence. Any such indemnification shall not be payable from the assets of the Trust. The provisions of this Section 5.06(a) shall survive the termination of this Agreement.

(b)  If the Servicer fails to make when due (without regard to any cure period) any Monthly Advance or deposit required by it hereunder, the Servicer shall pay the Securities Administrator for the account of the Securities Administrator interest at the prime rate from the date on which such payment was due (without regard to any cure period) to and including the date on which the Servicer makes such payment.

(c)  The Master Servicer shall indemnify and hold harmless the Trust, the Securities Administrator, the Servicer and the Indenture Trustee from and against any loss, liability, expense, damage or injury suffered or sustained by reason of the Master Servicer’s willful misfeasance, bad faith or negligence in the performance of its activities in master servicing or administering the Mortgage Loans pursuant to this Agreement, including, but not limited to, any judgment, award, settlement, reasonable attorneys’ fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim related to the Master Servicer’s misfeasance, bad faith or negligence. Any such indemnification shall not be payable from the assets of the Trust. The provisions of this Section 5.06(c) shall survive the termination of this Agreement.

(d)  If the Master Servicer fails to make when due (without regard to any cure period) any Monthly Advance or deposit required by it hereunder, the Master Servicer shall pay the Securities Administrator for the account of the Securities Administrator interest at the prime rate from the date on which such payment was due (without regard to any cure period) to and including the date on which the Master Servicer makes such payment.

(e)  Each of the Depositor, Master Servicer, Securities Administrator and any Servicing Function Participant engaged by any such party, respectively, shall indemnify and hold harmless the Master Servicer, the Securities Administrator and the Depositor, respectively, and each of its directors, officers, employees, agents, and affiliates from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) any breach by such party of any if its obligations hereunder, including particularly its obligation to provide any annual statement of compliance, annual assessment of compliance with Servicing Criteria or attestation report or any information, data or materials required to be included in any Exchange Act report, (b) any material misstatement or omission in any information, data or materials provided by such party including any material misstatement or material omission in (i) any annual statement of compliance, annual assessment of compliance with Servicing Criteria or attestation report delivered by it, or by any Servicing Function Participant engaged by it, pursuant to this Agreement, or (ii) any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or Form 8-K Disclosure Information provided by it, or (c) the negligence, bad faith or willful misconduct of such indemnifying party in connection with its performance hereunder. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, the Securities Administrator or the Depositor, as the case may be, then each such party agrees that it shall contribute to the amount paid or payable by the Master Servicer, the Securities Administrator or the Depositor, as applicable, as a result of any claims, losses, damages or liabilities incurred by such party in such proportion as is appropriate to reflect the relative fault of the indemnified party on the one hand and the indemnifying party on the other. This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

ARTICLE VI

 DEFAULT

Section 6.01.  Servicer Events of Default.

(a)  If any one of the following events (“Servicer Events of Default”) shall occur and be continuing:

(i)  (A)The failure by the Servicer to make any Monthly Advance which continues unremedied for a period of one (1) Business Day after it was due; (B) any other failure by the Servicer to deposit in the Collection Account or the Payment Account any deposit required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after such deposit was due or (C) the failure by the Servicer to make any remittances into the Payment Account required pursuant to Section 3.03(i) which continues unremedied for a period of one (1) Business Day after it was due;

(ii)  (A)The failure by the Servicer to make any required Servicing Advance which failure continues unremedied for a period of sixty (60) days, or (B) the failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement, which failure materially and adversely affects the interests of the Noteholders, continues unremedied for a period of sixty (60) days, after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer, the Securities Administrator or the Indenture Trustee or to the Servicer and the Master Servicer, the Securities Administrator or the Indenture Trustee, by the Holders of not less than 25% of the aggregate Note Balance of the Notes; provided, however, that in the case of a failure that cannot be cured within sixty (60) days, the cure period may be extended if the Servicer can demonstrate to the reasonable satisfaction of the Master Servicer, the Securities Administrator, the Indenture Trustee and the Seller that the Servicer is diligently pursuing remedial action;

(iii)  The filing of a petition against the Servicer in a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of thirty (30) consecutive days; or

(iv)  The Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

(v)  the Servicer Termination Test is failed; or

(vi)  (a) any reduction or withdrawal of the ratings or any shadow ratings of any Class of Notes attributable principally to the Servicer or the servicing of the Mortgage Loans or (b) any placement by a Rating Agency of any Class of Notes on credit watch with negative implications attributable principally to the Servicer or the servicing of the Mortgage Loans; or

(vii)  any reduction or withdrawal of the ratings of the Servicer as a servicer of subprime mortgage loans by one or more of the Rating Agencies that maintains a servicer rating system and a rating on the Notes to “below average” or below; or

(viii)  the failure by the Servicer to comply, within the required time periods, with Section 3.09 or the certification described under Section 3.10;

(ix)  the failure by the Servicer to provide, within the time frame specified herein, any required reports or data pertaining to the Mortgage Loans, which failure continues unremedied for a period of fifteen days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer; or

(x)  the identification under any filing pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 which identifies material weaknesses in connection with the Servicer’s ongoing evaluation of internal controls which materially and adversely affect the Servicer’s ability to perform any of its duties under this Agreement.

(b)  then, and in each and every such case, so long as a Servicer Event of Default shall not have been remedied, (x) with respect solely to clause (a)(i)(A) above, (1) on the related Deposit Date, upon receipt of written notice or discovery by the Master Servicer or a Responsible Officer of the Indenture Trustee or of the Securities Administrator of such failure, the Master Servicer shall give telephonic notice (by no later than 5:00 p.m. New York time on such Deposit Date) of the failure to make a Monthly Advance to a Servicing Officer of the Servicer and, to the extent the applicable current contact information has been provided to the Master Servicer, the Servicing Rights Pledgee and (2) on the Business Day immediately following the related Deposit Date, upon receipt of written notice or discovery by the Master Servicer or a Responsible Officer of the Indenture Trustee or of the Securities Administrator of the continued failure to make such Monthly Advance, the Master Servicer shall promptly give telephonic notice of such failure to a Servicing Officer of the Servicer and the Master Servicer shall direct the Indenture Trustee to terminate all of the rights and obligations of the Servicer under this Agreement and the Successor Servicer appointed in accordance with Section 6.02 shall immediately make such Monthly Advance prior to the distribution of funds on the related Payment Date and assume, pursuant to Section 6.02, the duties of a Successor Servicer and (y) in the case of clause (a)(i)(C) the Indenture Trustee and the Depositor may (and shall at the direction of the Holders of not less than 51% of the aggregate Note Balance of the Notes) and in the case of clause (a)(i)(B) and (ii) through (x) above, the Indenture Trustee shall, at the direction of the Holders of not less than 51% of the aggregate Note Balance of the Notes by notice then given in writing to the Seller, the Servicer, the Master Servicer, the Servicing Rights Pledgee (to the extent the applicable current contact information has been provided to the Master Servicer), the Rating Agencies and if given by Holders of Notes, to the Indenture Trustee, terminate all of the rights and obligations of the Servicer as servicer under this Agreement. On or after receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes or the Mortgage Loans or otherwise, shall pass to and be vested in the Successor Servicer pursuant to and under this Section 6.01; and, without limitation, the Successor Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise. The Servicer agrees to cooperate with the Successor Servicer, the Master Servicer, the Securities Administrator and the Indenture Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Successor Servicer for the administration by it of all cash amounts that shall at the time be held by the predecessor Servicer and to be deposited by it in the Collection Account, or that have been deposited by the predecessor Servicer in the Collection Account or thereafter received by the predecessor Servicer with respect to the Mortgage Loans. All Servicing Transfer Costs and other reasonable out-of-pocket costs and expenses (including attorneys’ fees) incurred in connection with transferring the Mortgage Files to the Successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 6.01 shall be paid by the predecessor Servicer within 90 days of written demand, itemized in reasonable detail, or, to the extent not paid by the predecessor Servicer, by the Trust prior to payments to Noteholders (or, if the predecessor Servicer is the Master Servicer, by the initial Servicer), upon presentation of reasonable documentation of such costs and expenses. If the predecessor Servicer is required but fails to pay the amounts specified in the preceding sentence and such amounts are paid by the Trust, the Securities Administrator shall, at the direction and expense of the Certificateholders, take appropriate action to enforce such obligation and recover such amounts on behalf of such Certificateholders.

Notwithstanding any termination of the activities of the Servicer hereunder, the Servicer shall continue to be entitled to receive from the Trust, payment of all the accrued and unpaid portion of the Servicing Fees to which the Servicer would have been entitled and reimbursement for all outstanding Monthly Advances and Servicing Advances, including but not limited to trailing expenses representing Servicing Advances incurred by the Servicer prior to but invoiced after the date of termination, which amount shall be remitted by the Successor Servicer to the terminated Servicer as permitted under Section 3.03 on a first-in, first-out basis. The Servicer shall continue to be entitled to the benefits of Section 5.03, notwithstanding any termination hereunder, with respect to events occurring prior to such termination.

(c)  Upon the occurrence of a Servicer Event of Default, the Servicer shall act as Servicer under this Agreement, subject to the right of removal set forth in subsection (b) hereof, for an initial period commencing on the date on which such Servicer Event of Default occurred and ending on the last day of the calendar quarter in which such Servicer Event of Default occurred, which period may be extended by the Master Servicer (an “Extension Notice”) for a succeeding quarterly period ending on December 31, March 31, June 30 and September 30 of each year (each such quarterly period for which the Servicer shall be designated to act as Servicer hereunder, a “Servicer Term of Service”) until such time as the Master Servicer, the Securities Administrator and the Indenture Trustee receives written direction from the Holders of not less than 51% of the aggregate Note Balance of the Notes not to deliver an Extension Notice, in which event the Master Servicer shall follow such direction; provided that nothing in this clause (c) shall prohibit the Master Servicer from removing (or prohibit Noteholders from directing the Indenture Trustee or the Securities Administrator to direct the Master Servicer to remove) the Servicer pursuant to clause (b) above. In the event the Master Servicer fails to deliver an Extension Notice prior to the end of any Servicer Term of Service, the Servicer shall be automatically terminated.

(d)  If the Successor Servicer or another Person succeeds to the obligations of Servicer hereunder, the term of the Successor Servicer or such Person shall not be limited unless and until a Servicer Event of Default thereafter occurs with respect to such Successor Servicer or other Person. At such time, the provisions of Section 6.01(c) and (d) shall become applicable to the then-acting Servicer and the Person then-obligated to succeed such then-acting Servicer.

Section 6.02.  Appointment of Successor Servicer.

(a)  The Issuer and the Indenture Trustee hereby appoint, and Wells Fargo Bank, N.A., hereby accepts appointment, on behalf of itself or an affiliate, subject to the provisions of Section 5.04 hereof, upon receipt by the Servicer of a notice of termination pursuant to Section 6.01 or upon resignation of the Servicer pursuant to Section 5.04(i), to be the successor (the “Successor Servicer”) in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof arising on and after its succession; provided, however, that, without affecting the immediate termination of the rights of the Servicer hereunder, it is understood and acknowledged by the parties hereto that there will be a period of transition not to exceed 100 days (the “Servicer Transition Period”) after receipt by the Servicer of a notice of termination before the servicing transfer is fully effected.

During the Servicer Transition Period, none of the Successor Servicer, the Securities Administrator nor the Indenture Trustee shall be responsible for the lack of information and documents that it cannot reasonably obtain on a practicable basis under the circumstances.

As compensation therefor, the Successor Servicer shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, if the Successor Servicer is unwilling or legally unable to act as successor servicer, the Master Servicer may appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer that is an Approved Servicer as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided that the appointment of any such Successor Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Offered Notes by the Rating Agencies. Pending appointment of a successor to the Servicer hereunder, unless the Successor Servicer is prohibited by law from so acting, the Successor Servicer shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on the Mortgage Loans in an amount equal to the compensation which the Servicer would otherwise have received pursuant to Section 3.08 (or such lesser compensation as the Master Servicer and such successor shall agree). The appointment of a Successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer to pay any deductible under an insurance policy pursuant to Section 3.05 or to indemnify the Indenture Trustee, the Master Servicer and the Securities Administrator pursuant to Section 5.06, nor shall any Successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Indenture Trustee, the Master Servicer, the Securities Administrator or a Successor Servicer shall have no responsibility or obligation (i) to repurchase or substitute for any of the Mortgage Loans or (ii) for any acts or omissions of a predecessor Servicer during the Servicer Transition Period. The Indenture Trustee, the Master Servicer, the Securities Administrator and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

Notwithstanding the foregoing, if a Servicer Event of Default occurs, the Servicer, the Servicing Rights Owner or the Servicing Rights Pledgee shall have a period of up to twenty (20) days after receipt of a notice of termination to appoint an Approved Servicer as Successor Servicer. Such right of appointment shall terminate immediately, however, if such terminated Servicer, the Servicing Rights Owner or the Servicing Rights Pledgee fails to make any required Monthly Advance, Servicing Advance or any other deposit required to be made pursuant to the terms of this Agreement, as and when required by this Agreement (taking into account any applicable cure period). All costs and expenses associated with the appointment, whether or not consummated, and the subsequent transfer of servicing (which must be completed within 100 days after receipt by the Servicer of a notice of termination) are required to be paid by the terminated Servicer, the Servicing Rights Owner or the Servicing Rights Pledgee out of the proceeds of sale or otherwise. Any proceeds remaining after such costs and expenses have been paid for by the terminated Servicer, shall be the property of the terminated Servicer, the Servicing Rights Owner or the Servicing Rights Pledgee, as applicable.

(b)  Any successor, including the Successor Servicer, to the Servicer as servicer shall during the term of its service as servicer (i) continue to service and administer the Mortgage Loans for the benefit of Noteholders in accordance with all of the terms and provisions hereof and (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.12.

(c)  In connection with the termination or resignation of the Servicer hereunder, either (i) the Successor Servicer, including the Master Servicer if the Master Servicer is acting as Successor Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii) the predecessor Servicer, at its sole expense, shall cooperate with the Successor Servicer either (x) in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Indenture Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS® System to the Successor Servicer or (y) in causing MERS to designate on the MERS® System the Successor Servicer as the servicer of such Mortgage Loan (at the cost and expense of the Successor Servicer to the extent such costs relate to the qualification of such Successor Servicer as a member of MERS, otherwise at the cost and expense of the predecessor Servicer). The predecessor Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The Successor Servicer shall cause such assignment to be delivered to the Indenture Trustee’s Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 6.03.  Master Servicer Events of Default.

(a)  If any one of the following events (“Master Servicer Events of Default”) shall occur and be continuing:

(i)  Any failure by the Master Servicer to furnish the Securities Administrator the Mortgage Loan data sufficient to prepare the reports described in Section 7.05 of the Indenture which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to such Master Servicer by the Indenture Trustee or the Securities Administrator or to such Master Servicer, the Securities Administrator and the Indenture Trustee by the Holders of not less than 25% of the aggregate Note Balance of the Notes; or

(ii)  Any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements (other than those referred to in clauses (viii) and (ix) below) on the part of the Master Servicer contained in this Agreement which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Indenture Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Indenture Trustee by the Holders of not less than 25% of the aggregate Note Balance of the Notes; or

(iii)  A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days or any Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Notes because of the financial condition or loan servicing capability of such Master Servicer; or

(iv)  The Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

(v)  The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

(vi)  The Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a Successor Master Servicer as specified in Section 6.04 hereof; or

(vii)  If a representation or warranty set forth in Section 2.01(b) hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Noteholders, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 30 days after the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Indenture Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Indenture Trustee by the Holders of not less than 25% of the aggregate Note Balance of the Notes; or

(viii)  A sale or pledge of any of the rights of the Master Servicer hereunder or an assignment of this Agreement by the Master Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Indenture Trustee and the Holders of not less than 50% of the aggregate Note Balance of the Notes; or

(ix)  After receipt of notice from the Indenture Trustee, any failure of the Master Servicer to make any Monthly Advances when such Monthly Advances are due, as required to be made hereunder.

(b)  then, and in each and every such case, so long as a Master Servicer Event of Default shall not have been remedied, (x) with respect solely to clause (ix) above, upon receipt of written notice or discovery by a Responsible Officer of the Indenture Trustee or of the Securities Administrator of such failure, the Indenture Trustee shall give immediate telephonic notice of such failure to a Master Servicing Officer of the Master Servicer and the Indenture Trustee shall terminate all of the rights and obligations of the Master Servicer under this Agreement and the Successor Master Servicer appointed in accordance with Section 6.02 shall immediately make such Monthly Advance (provided, if the Sucessor Master Servicer determines in its reasonable judgment that a Monthly Advance is a Nonrecoverable Advance, the Sucessor Master Servicer shall be under no obligation to make such Monthly Advance) prior to the payment of funds on the related Payment Date and assume, pursuant to Section 6.04, the duties of a Successor Master Servicer and (y) in the case of clauses (i), (ii), (iii), (iv), (v), (vi), (vii) and (viii) above, the Indenture Trustee shall, at the direction of the Holders of not less than 51% of the aggregate Note Balance of the Notes by notice then given in writing to the Master Servicer (and to the Indenture Trustee if given by Holders of Notes), terminate all of the rights and obligations of the Master Servicer as servicer under this Agreement. Any such notice to the Master Servicer shall also be given to each Rating Agency and the Seller. On or after receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Notes or the Mortgage Loans or otherwise, shall pass to and be vested in the Successor Master Servicer pursuant to and under this Section 6.03; and, without limitation, the Successor Master Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise. The Master Servicer agrees to cooperate with the Successor Master Servicer, the Servicer, the Securities Administrator and the Indenture Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder. All Servicing Transfer Costs and other reasonable out-of-pocket costs and expenses (including attorneys’ fees) incurred in connection with transferring any Mortgage Files to the Successor Master Servicer and amending this Agreement to reflect such succession as Master Servicer pursuant to this Section 6.03 shall be paid by the predecessor Master Servicer within 90 days of written demand, itemized in reasonable detail, or, to the extent not paid by the predecessor Master Servicer, by the Trust prior to payments to Noteholders (or, if the predecessor Master Servicer is the Indenture Trustee, by the initial Master Servicer), upon presentation of reasonable documentation of such costs and expenses. If the predecessor Master Servicer is required but fails to pay the amounts specified in the preceding sentence and such amounts are paid by the Trust, the Securities Administrator shall, at the direction and expense of the Certificateholders, take appropriate action to enforce such obligation and recover such amounts on behalf of such Certificateholders.

Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall continue to be entitled to receive from the Trust, payment of all the accrued and unpaid portion of the Master Servicing Fees to which the Master Servicer would have been entitled and reimbursement for all outstanding Monthly Advances which amount shall be remitted by the Successor Master Servicer to the terminated Master Servicer as permitted under Section 3.01 of the Indenture on a first-in, first-out basis. The Master Servicer shall continue to be entitled to the benefits of Section 5.03, notwithstanding any termination hereunder, with respect to events occurring prior to such termination.

(c)  Upon the occurrence of a Master Servicer Event of Default, the Indenture Trustee shall act as Master Servicer under this Agreement, subject to the right of removal set forth in subsection (b) hereof, for an initial period commencing on the date on which such Master Servicer Event of Default occurred and ending on the last day of the calendar quarter in which such Master Servicer Event of Default occurred, which period shall be extended by the Indenture Trustee (an “Extension Notice”) for a succeeding quarterly period ending on December 31, March 31, June 30 and September 30 of each year (each such quarterly period for which the Master Servicer shall be designated to act as Master Servicer hereunder, a “Master Servicer Term of Service”) until such time as the Securities Administrator and the Indenture Trustee receives written direction from the Holders of not less than 51% of the aggregate Note Balance of the Notes not to deliver an Extension Notice, in which event the Indenture Trustee shall follow such direction; provided that nothing in this clause (c) shall prohibit the Indenture Trustee from removing (or prohibit Noteholders from directing the Indenture Trustee or the Securities Administrator to direct the Indenture Trustee to remove) the Master Servicer pursuant to clause (b) above. In the event the Indenture Trustee fails to deliver an Extension Notice prior to the end of any Master Servicer Term of Service, the Master Servicer shall be automatically terminated.

(d)  If the Successor Master Servicer or another Person succeeds to the obligations of Master Servicer hereunder, the term of the Successor Master Servicer or such Person shall not be limited unless and until a Master Servicer Event of Default thereafter occurs with respect to such Successor Master Servicer or other Person. At such time, the provisions of Section 6.03(c) and (d) shall become applicable to the then-acting Master Servicer and the Person then-obligated to succeed such then-acting Master Servicer.

Section 6.04.  Appointment of Successor Master Servicer.

(a)  The Issuer and the Indenture Trustee hereby appoint, and HSBC Bank USA, National Association, hereby accepts appointment, on behalf of itself or an affiliate, subject to the provisions of Sections 4.15 and 6.04(d) hereof, upon receipt by the Master Servicer of a notice of termination pursuant to Section 6.03 or upon resignation of the Master Servicer pursuant to Section 4.15, to be the successor (the “Successor Master Servicer”) in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof arising on and after its succession; provided, however, that, without affecting the immediate termination of the rights of the Master Servicer hereunder, it is understood and acknowledged by the parties hereto that there will be a period of transition not to exceed 90 days (the “Master Servicer Transition Period”) before the master servicing transfer is fully effected.

During the Master Servicer Transition Period, neither the Successor Master Servicer, the Securities Administrator nor the Indenture Trustee shall be responsible for the lack of information and documents that it cannot reasonably obtain on a practicable basis under the circumstances.

As compensation therefor, the Successor Master Servicer shall be entitled to such compensation as the Master Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, if the Successor Master Servicer is legally unable to act as successor servicer, the Indenture Trustee may appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer that is an Approved Servicer (defined for this purpose by (i) striking the words “the Master Servicer” in clause 1 of the definition thereof and (ii) striking clause 2(a) in the definition thereof) as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided that the appointment of any such Successor Master Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Offered Notes by the Rating Agencies. Pending appointment of a successor to the Master Servicer hereunder, unless the Successor Master Servicer is prohibited by law from so acting, the Successor Master Servicer shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on the Mortgage Loans in an amount equal to the compensation which the Master Servicer would otherwise have received pursuant to Section 4.09 (or such lesser compensation as the Indenture Trustee and such successor shall agree). The appointment of a Successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Agreement prior to its termination as Master Servicer to indemnify the Indenture Trustee, the Servicer and the Securities Administrator pursuant to Section 5.06, nor shall any Successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by such Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. During the Master Servicer Transition Period, the Indenture Trustee, the Securities Administrator or a Successor Master Servicer shall have no responsibility or obligation (i) to repurchase or substitute for any of the Mortgage Loans or (ii) for any acts or omissions of a predecessor Master Servicer. The Indenture Trustee, the Securities Administrator and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

(b)  Any successor, including the Successor Master Servicer, to the Master Servicer as servicer shall during the term of its service as master servicer (i) continue to master service and administer the Mortgage Loans for the benefit of Noteholders and (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 4.04.

(c)  In connection with the termination or resignation of the Master Servicer hereunder, the Successor Master Servicer, including the Indenture Trustee if the Indenture Trustee is acting as Successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

(d)  Notwithstanding the above, the Indenture Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, petition a court of competent jurisdiction to appoint, or appoint on its own behalf any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $25,000,000 and meeting such other standards for a successor master servicer as are set forth in this Agreement, as the successor to such Master Servicer in the assumption of all of the responsibilities, duties or liabilities of a master servicer, like the Master Servicer.

Neither the Indenture Trustee nor any other Successor Master Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay of the Master Servicer in delivering or providing, any cash, information, documents or records to it.

Section 6.05.  Waiver of Defaults.

The Holders of not less than 51% of the aggregate Note Balance of the Notes may, on behalf of all Noteholders, waive any events permitting removal of the Servicer as servicer or of the Master Servicer as master servicer pursuant to this Article VI, provided, however, that the Holders of not less than 51% of the aggregate Note Balance of the Notes may not waive a default in making a required payment on a Note without the consent of the Holder of such Note. Upon any waiver of a past default, such default shall cease to exist, and any Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Securities Administrator to the Rating Agencies.

Section 6.06.  Notification to Noteholders.

Upon any termination or appointment of a successor to the Servicer pursuant to this Article VI or Section 5.04, the Securities Administrator shall give prompt written notice thereof to the Noteholders at their respective addresses appearing in the Note Register and to each Rating Agency.

ARTICLE VII

 MISCELLANEOUS PROVISIONS

Section 7.01.  Amendment.

(a)  This Agreement may be amended from time to time by the Issuer, the Servicer, the Master Servicer, the Securities Administrator and the Indenture Trustee subject, in the case of any amendment or modification which affects any right, benefit, duty or obligation of the Custodian, to the consent of the Custodian, in each case without the consent of any of the Noteholders, (i) to cure any ambiguity, (ii) to correct, modify or supplement any provisions herein, (iii) to add to the duties of the Servicer or of the Master Servicer, (iv) to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or (v) to provide for gross deposits to the Collection Account by the Servicer; provided, however, that as evidenced by an Opinion of Counsel (at the expense of the requesting party) in each case such action shall not adversely affect in any material respect the interest of any Noteholder; and provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Noteholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Notes.

(b)  This Agreement also may be amended from time to time by the Issuer, the Servicer, the Master Servicer, the Securities Administrator and the Indenture Trustee, subject, in the case of any amendment or modification which affects any right, benefit, duty or obligation of the Custodian, to the consent of the Custodian, with the consent of the Holders of not less than 51% of the Note Balance of the Class of Notes affected by such amendment (or in the case of an amendment which affects all classes, the consent of the Holders of not less than 51% of the Note Balance of the Notes), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments on the Notes which are required to be made on any Note without the consent of the Holder of such Note or (ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Notes then outstanding.

(c)  Prior to the execution of any such amendment, the Securities Administrator shall furnish written notification of the substance of such amendment to each Rating Agency. In addition, promptly after the execution of any such amendment made with the consent of the Noteholders, the Securities Administrator shall furnish written notification of the substance of such amendment to each Noteholder.

(d)  It shall not be necessary for the consent of Noteholders under this Section 7.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Securities Administrator may prescribe.

Notwithstanding the permissive language in Section 7.01(a) and 7.01(b), upon satisfaction of the conditions in Section 7.01(a) or 7.01(b) as applicable, the Indenture Trustee and the Securities Administrator shall execute and deliver the applicable amendment; provided, however, that the Indenture Trustee and the Securities Administrator shall not be required to execute any amendment which materially and adversely affects the rights, duties or immunities of the Indenture Trustee or of the Securities Administrator hereunder. Prior to the execution of any amendment to this Agreement, each of the Indenture Trustee and the Securities Administrator shall be entitled to receive and rely upon a Opinion of Counsel addressed to it stating that the execution of such amendment is authorized or permitted by this Agreement.

Section 7.02.  GOVERNING LAW. THIS SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 7.03.  Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if and when delivered to:

(a)  in the case of the Servicer:

Ocwen Loan Servicing, LLC
1661 Worthington Road
Suite 100 CentrePark West
West Palm Beach, FL 33409
Attention: Secretary

(b)  in the case of the Master Servicer:

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Renaissance HEL Trust 2006-2

(c)  in the case of Rating Agencies:

Moody’s Investors Service, Inc.
4th Floor
99 Church Street
New York, New York 10007
Attention: Residential Mortgage Monitoring Unit

Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
55 Water Street, 41st Floor
New York, New York 10041-0003
Attention: RMBS Surveillance

(d)  in the case of the Owner Trustee, the Corporate Trust Office:

Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware 19890
Attention: Corporate Trust Administration

(e)  in the case of the Issuer, to Renaissance Home Equity Loan Trust 2006-2:

c/o Renaissance Mortgage Acceptance Corp.
1000 Woodbury Road
Woodbury, NY 11797
Attention: Chief Financial Officer

(f)  in the case of the Indenture Trustee or the Securities Administrator, to the respective Corporate Trust Office;

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Any notice so mailed within the time prescribed in this Servicing Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice. Any notice or other document required to be delivered or mailed by the Indenture Trustee to any Rating Agency shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation and the Indenture Trustee shall have no liability for failure to deliver such notice or document to any Rating Agency.

Section 7.04.  Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 4.16, 5.02, 5.04 and 5.05 (or 3.01), this Agreement may not be assigned by the Master Servicer or the Servicer without the prior written consent of the Holders of not less than 66% of the aggregate Note Balance of the Notes. Notwithstanding the foregoing, the Servicer and the Master Servicer may assign its rights to reimbursement for Monthly Advances, Servicing Advances and Nonrecoverable Advances, as applicable, without Noteholder consent.

Section 7.05.  Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Servicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of this Servicing Agreement or of the Notes or the rights of the Noteholders thereof.

Section 7.06.  Third-Party Beneficiaries. This Servicing Agreement will inure to the benefit of and be binding upon the parties hereto, the Noteholders, the Owner Trustee, the Indenture Trustee and their respective successors and permitted assigns. Except as otherwise provided in this Servicing Agreement, no other Person will have any right or obligation hereunder. The Indenture Trustee shall have the right to exercise all rights of the Issuer under this Servicing Agreement.

Section 7.07.  Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 7.08.  Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 7.09.  Termination. The respective obligations and responsibilities of the Master Servicer and the Issuer created hereby shall terminate upon the satisfaction and discharge of the Indenture pursuant to Section 4.10 thereof.

Section 7.10.  No Petition. The Master Servicer, by entering into this Servicing Agreement, hereby covenants and agrees that it will not at any time institute against the Issuer, or join in any institution against the Issuer, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations of the Issuer. This section shall survive the termination of this Servicing Agreement by one year.

Section 7.11.  No Recourse. The Master Servicer acknowledges that no recourse may be had against the Issuer, except as may be expressly set forth in this Servicing Agreement.

Section 7.12.  Indenture Trustee Rights. The Indenture Trustee and the Securities Administrator shall each be entitled to the same rights, protections, indemnities and immunities afforded to it under the Indenture as if specifically set forth herein.

Section 7.13.  Waiver of Jury Trial. EACH PARTY HERBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

Section 7.14.  No Recourse to Owner Trustee.

It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Renaissance Home Equity Loan Trust 2006-2, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability of Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

Section 7.15.	Intention of the Parties and Interpretation.

Each of the parties hereto acknowledges and agrees that the purpose of Sections 3.09, 3.10 and 3.13 of this Agreement is to facilitate compliance by the Depositor with the provisions of Regulation AB promulgated by the SEC under the Exchange Act (17 C.F.R. §§ 229.1100 - 229.1123), as such may be amended from time to time and subject to clarification and interpretive advice as may be issued by the staff of the Commission from time to time. Therefore, each of the parties hereto agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply, to the extent practicable from a timing and information systems perspective and to the extent that the Depositor will pay any increased costs of the Indenture Trustee, Master Servicer and Securities Administrator caused by such request, with requests made by the Depositor for delivery of additional or different information as the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no party shall object to any amendment of this Agreement that shall be required to effect any such changes in the parties’ obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

IN WITNESS WHEREOF, the Master Servicer, the Servicer, the Issuer, the Indenture Trustee and the Securities Administrator have caused this Servicing Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

WELLS FARGO BANK, N.A., as Master Servicer and Securities Administrator

By:	/s/ Sandra Whalen
Name:	Sandra Whalen
Title:	Vice President

OCWEN LOAN SERVICING, LLC, as Servicer

By:	/s/ Richard Delgado
Name:	Richard Delgado
Title:	Authorized Representative

RENAISSANCE HOME EQUITY LOAN TRUST 2006-2, as Issuer

By:	Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee

By:	/s/ Michele C. Harra
Name:	Michele C. Harra
Title:	Financial Services Officer

HSBC BANK USA, NATIONAL ASSOCIATION, as Indenture Trustee

By:	/s/ Elena Zheng
Name:	Elena Zheng
Title:	Assistant Vice President

EXHIBIT A

MORTGAGE LOAN SCHEDULE

See Exhibit B to Indenture

EXHIBIT B

FORM OF REQUEST FOR RELEASE OF DOCUMENTS

Wells Fargo Bank, N.A.
2030 Main Street, Suite 100
Irvine, California 92614
Attn: Mortgage Document Custody

Re:	Custodial Agreement dated as of June 1, 2006 among Renaissance REIT Investment Corp., as Seller, Renaissance Mortgage Acceptance Corp., as Depositor, Ocwen Loan Servicing, LLC, as Servicer, HSBC Bank USA, National Association, as Indenture Trustee and Wells Fargo Bank, N.A., as Custodian for Renaissance Home Equity Loan Trust 2006-2, Home Equity Loan Asset-Backed Notes, Series 2006-2

In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Custodial Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

             1. Mortgage Paid in Full

_           2. Foreclosure

             3. Substitution

             4. Other Liquidation

                                      5.  Nonliquidation Reason:______________________

By:__________________________
(authorized signer)

[Servicer] [Master Servicer]:

______________________

Address:_______________________

Date: ______________________

Custodian
Wells Fargo Bank, N.A.
Please acknowledge the execution of the above request by your signature and date below:

__________________________                                 ______________________
Signature                                                                             Date

Documents returned to Custodian:

__________________________                                 _____________________
Custodian                                                                            Date

EXHIBIT C-1

FORM CERTIFICATION TO BE PROVIDED BY THE MASTER SERVICER
WITH FORM 10-K

Renaissance Home Equity Loan Trust 2006-2

I, [identify the certifying individual], certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K [identify issuing entity] (i.e., the name of the specific deal to which this certification relates rather than just the name of the Depositor)] (the “Exchange Act periodic reports”);

2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4. I am responsible for reviewing the activities performed by the servicer and based on my knowledge and the compliance review conducted in preparing the servicer compliance statement required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicer has fulfilled its obligations under the servicing agreement in all material respects; and

5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated party: Ocwen Loan Servicing, LLC.

WELLS FARGO BANK, N.A.

By:____________________________________
Name:
Title:
Date:

EXHIBIT C-2

Reserved

EXHIBIT C-3

FORM OF CERTIFICATION TO BE
PROVIDED TO THE MASTER SERVICER BY THE SERVICER

Re:  Renaissance Home Equity Loan Trust 2006-2 (the “Trust”)

I, [identify the certifying individual], a [title] of Ocwen Loan Servicing, LLC, as Servicer of the Trust, hereby certify to Wells Fargo Bank, N.A. (the “Master Servicer”), and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

()               I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the Depositor pursuant to the Agreement (collectively, the “Company Servicing Information”);

()               Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

()               Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Depositor;

()               I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

()               The Compliance Statement required to be delivered by the Company pursuant to this Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the Depositor. Any material instances of noncompliance described in such reports have been disclosed to the Depositor. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date: ___________________
OCWEN LOAN SERVICING, LLC,
as Servicer

By:______________________________________
Name:
Title:

EXHIBIT D

CALCULATION OF REALIZED LOSS/GAIN FORM 332

WELLS FARGO BANK, N.A. - Calculation of Realized Loss/Gain Form 332

Prepared by: __________________      Date: _______________

Phone: ______________________                                                Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________
Property Address: _________________________________________________________

Liquidation Type: REO Sale   3rd Party Sale  Short Sale Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown  Yes   No

If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:

(1)	Actual Unpaid Principal Balance of Mortgage Loan	$(1)
(2)	Interest accrued at Net Rate	(2)
(3)	Accrued Servicing Fees	(3)
(4)	Attorney's Fees	(4)
(5)	Taxes (see page 2)	(5)
(6)	Property Maintenance	(6)
(7)	MI/Hazard Insurance Premiums (see page 2)	(7)
(8)	Utility Expenses	(8)
(9)	Appraisal/BPO	(9)
(10)	Property Inspections	(10)
(11)	FC Costs/Other Legal Expenses	(11)
(12)	Other (itemize)	(12)
	Cash for Keys	(12)
	HOA/Condo Fees	(12)
		(12)

	Total Expenses	$(13)
Credits:
(14)	Escrow Balance	$(14)
(15)	HIP Refund	(15)
(16)	Rental Receipts	(16)
(17)	Hazard Loss Proceeds	(17)
(18)	Primary Mortgage Insurance / Gov’t Insurance	(18a)
HUD Part A

HUD Part B		(18b)
(19)	Pool Insurance Proceeds	(19)
(20)	Proceeds from Sale of Acquired Property	(20)
(21)	Other (itemize)	(21)
		(21)

	Total Credits	$(22)
Total Realized Loss (or Amount of Gain)		$(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

WELLS FARGO BANK, N.A.
Calculation of Realized Loss/Gain Form 332- Instruction Sheet

NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.
(b)  The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.            The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.            The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.            Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.       Complete as applicable. Required documentation:

* For interest advances - an amortization schedule (evidencing calculation of interest advances)

* For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

* For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)

* Other expenses -  copies of corporate advance history showing all payments

* REO repairs > $1500 require explanation

* REO repairs >$3000 require evidence of at least 2 bids.

* Short Sale or Charge Off require P&L supporting the decision

* Unusual or extraordinary items may require further documentation.

13.           The total of lines 1 through 12.

(c)       Credits:

14-21.      Complete as applicable. Required documentation:

* Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, copy of attorney letter of Foreclosure proceeds.

* Copy of EOB for any MI or gov't guarantee

* All other credits need to be clearly defined on the 332 form

22.	The total of lines 14 through 21.

Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.          The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

EXHIBIT E

STANDARD FILE LAYOUT—SCHEDULED/SCHEDULED

Column Name	Description	Decimal	Format Comment
LOAN_NBR	Loan Number assigned by investor		Text up to 10 digits
SERVICER LOAN_NBR	Servicer Loan Number		Text up to 10 digits
BORROWER_NAME	Mortgagor name assigned to Note		Max length of 30
SCHED_PMT_AMT	P&I constant	2	No commas(,) or dollar signs ($)
NOTE_INT_RATE	Gross Interest Rate	4	Max length of 6
NET_RATE	Gross Interest Rate less the Service Fee Rate	4	Max length of 6
SERV_FEE_RATE	Service Fee Rate	4	Max length of 6
NEW_PAY_AMT	ARM loan's forecasted P&I constant	2	No commas(,) or dollar signs ($)
NEW_LOAN_RATE	ARM loan's forecasted Gross Interest Rate	4	Max length of 6
ARM_INDEX_RATE	ARM loan's index Rate used	4	Max length of 6
ACTL_BEG_BAL	Beginning Actual Balance	2	No commas(,) or dollar signs ($)
ACTL_END_BAL	Ending Actual Balance	2	No commas(,) or dollar signs ($)
NEXT_DUE_DATE	Borrower's next due date		MM/DD/YYYY
CURT_AMT_1	Curtailment Amount	2	No commas(,) or dollar signs ($)
CURT_DATE_1	Due date Curtailment was applied to		MM/DD/YYYY
CURT_ADJ_ AMT_1	Curtailment Interest if applicable	2	No commas(,) or dollar signs ($)
CURT_AMT_2	Curtailment Amount 2	2	No commas(,) or dollar signs ($)
CURT_DATE_2	Due date Curtailment was applied to		MM/DD/YYYY
CURT_ADJ_ AMT2	Curtailment Interest if applicable	2	No commas(,) or dollar signs ($)
CURT_AMT_3	Curtailment Amount 3	2	No commas(,) or dollar signs ($)
CURT_DATE_3	Due date Curtailment was applied to		MM/DD/YYYY
CURT_ADJ_AMT3	Curtailment Interest, if applicable	2	No commas(,) or dollar signs ($)
SCHED_BEG_BAL	Beginning Scheduled Balance	2	No commas(,) or dollar signs ($)
SCHED_END_BAL	Ending Scheduled Balance	2	No commas(,) or dollar signs ($)
SCHED_PRIN_AMT	Scheduled Principal portion of P&I	2	No commas(,) or dollar signs ($)
SCHED_NET_INT	Scheduled Net Interest (less Service Fee) portion of P&I	2	No commas(,) or dollar signs ($)
LIQ_AMT	Liquidation Principal Amt to bring balance to zero	2	No commas(,) or dollar signs ($)
PIF_DATE	Liquidation Date		MM/DD/YYYY
ACTION_CODE	Either 60 for liquidation or 65 for Repurchase		Max length of 2
PRIN_ADJ_AMT	Principal Adjustments made to loan, if applicable	2	No commas(,) or dollar signs ($)
INT_ADJ_AMT	Interest Adjustment made to loan, if applicable	2	No commas(,) or dollar signs ($)
PREPAYMENT PENALTY AMT	Prepayment penalty amount, if applicable	2	No commas(,) or dollar signs ($)
SOLDIER_SAILOR ADJ AMT	Soldier and Sailor Adjustment amount, if applicable	2	No commas(,) or dollar signs ($)
NON ADV LOAN AMT	Non Recoverable Loan Amount, if applicable	2	No commas(,) or dollar signs ($)

EXHIBIT F

STANDARD FILE LAYOUT—DELINQUENCY REPORTING

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

Exhibit 2: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•	ASUM-Approved Assumption

•	BAP-Borrower Assistance Program

•	CO-Charge Off

•	DIL-Deed-in-Lieu

•	FFA-Formal Forbearance Agreement

•	MOD-Loan Modification

•	PRE-Pre-Sale

•	SS-Short Sale

•	MISC-Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•	Mortgagor

•	Tenant

•	Unknown

•	Vacant

The Property Condition field should show the last reported condition of the property as follows:

•	Damaged

•	Excellent

•	Fair

•	Gone

•	Good

•	Poor

•	Special Hazard

•	Unknown

Exhibit 2: Standard File Codes - Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Exhibit 2: Standard File Codes - Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

EXHIBIT G

FORM OF MORTGAGE LOAN SALE AND CONTRIBUTION AGREEMENT

See Exhibit 99.1

EXHIBIT H

LIST OF APPRAISAL FIRMS

1.	ATM Corporation
345 Rouser Road
Coraopolis, Pennsylvania 15108
(877) 472-5717

2.	Lender’s Service, Inc.
700 Cherrington Parkway
Coraopolis, Pennsylvania 15108
(800) 709-6127

3.	Mortgage Information Services
1111 Chester Avenue, Suite 410
Cleveland, Ohio 44114
(216) 861-2773

EXHIBIT I

ANNUAL STATEMENT OF COMPLIANCE PURSUANT TO SECTION 3.09

Renaissance Home Equity Loan Trust 2006-2
Home Equity Loan Asset-Backed Notes, Series 2006-2

I, _____________________, hereby certify that I am a duly appointed __________________________ of Wells Fargo Bank, N.A. (the “Master Servicer”), and further certify as follows:

1. This certification is being made pursuant to the terms of the Servicing Agreement, dated as of June 1, 2006 (the “Agreement”), among Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, OCWEN Loan Servicing, LLC as Servicer, Renaissance Home Equity Loan Trust 2006-2 as Issuer and HSBC Bank USA, National Association as Indenture Trustee.

2. The undersigned officer of the Servicer hereby certifies that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officers’ supervision and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of cure provisions thereof.

Capitalized terms not otherwise defined herein have the meanings set forth in the Agreements.

Dated: _____________, 200__

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _____________.

By: _____________________________
Name:
Title:

I, _________________________, a (an) __________________ of the Master Servicer, hereby certify that _________________ is a duly elected, qualified, and acting _______________________ of the Master Servicer and that the signature appearing above is his/her genuine signature.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ______________.

By: ______________________________
Name:
Title:

EXHIBIT J

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

Definitions
Primary Servicer - transaction party having borrower contact
Master Servicer - aggregator of pool assets
Securities Administrator - waterfall calculator (may be the Master Servicer)
Back-up Servicer - named in the transaction (in the event a Back up Servicer becomes the Primary Servicer, follow Primary Servicer obligations)
Custodian - safe keeper of pool assets
Paying Agent - distributor of funds to ultimate investor

Note: The definitions above describe the essential function that the party performs, rather than the party’s title. So, for example, in a particular transaction, the trustee may perform the “paying agent” and “Securities Administrator” functions, while in another transaction, the Securities Administrator may perform these functions.

Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

Key:         X - obligation
[X] - under consideration for obligation

Reg AB Reference	Servicing Criteria	Primary Servicer	Master Servicer	Custodian
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
		X	X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
		X	X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
		X	X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
		X	[X]
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
		X	X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
		X	X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.
		X	X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X		X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements	X		X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
X
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
X
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.		X

EXHIBIT K

ADDITIONAL DISCLOSURE NOTIFICATION

**SEND VIA FAX TO [XXX-XXX-XXXX] AND VIA EMAIL TO [ ] AND VIA OVERNIGHT MAIL TO THE ADDRESS IMMEDIATELY BELOW**

Wells Fargo Bank, N.A., as Securities Administrator
9062 Old Annapolis Road
Columbia, Maryland 21045
Attn: Corporate Trust Services- [DEAL NAME]—SEC REPORT PROCESSING

RE: **Additional Form [10-D][10-K][8-K] Disclosure** Required

Renaissance Mortgage Acceptance Corp.
1000 Woodbury Road
Woodbury, New York 11797

Ladies and Gentlemen:

In accordance with Section [ ] of the Servicing Agreement, dated as of June 1, 2006, among Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, Ocwen Loan Servicing, LLC as Servicer, Renaissance Home Equity Loan Trust 2006-2 as Issuer and HSBC Bank USA, National Association as Indenture Trustee., the undersigned, as [ ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

[NAME OF PARTY],
as [role]

By: ____________________________
Name:
Title:

EXHIBIT L

FORM 10-D REPORTING RESPONSIBILITY

As to each item described below, the entity indicated as the Responsible Party shall be primarily responsible for reporting the information to the Securities Administrator pursuant to Section 3.13(a)(iv) of the Servicing Agreement. If the Securities Administrator is indicated below as to any item, then the Securities administrator is primarily responsible for obtaining that information.

Under Item 1 of Form 10-D: a) items marked “7.05 statement” are required to be included in the periodic Payment Date statement under Section 7.05 of the Indenture, provided by the Securities administrator based on information received from the Master Servicer; and b) items marked “Form 10-D report” are required to be in the Form 10-D report but not the 7.05 statement, provided by the party indicated. Information under all other Items of Form 10-D is to be included in the Form 10-D report.

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 1: Distribution and Pool Performance Information
Information included in the monthly statement	Master Servicer Servicer Securities Administrator
Any information required by 1121 which is NOT included on the monthly statement	Depositor
Item 2: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceeding known to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee, Master Servicer, Securities Administrator and Depositor
▪ Sponsor (Seller)	Seller (if a party to the Servicing Agreement) or Depositor
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Master Servicer	Master Servicer
▪ Custodian	Custodian
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer (other than the Master Servicer or Securities Administrator)	Servicer
▪ Any other party contemplated by 1100(d)(1)	Depositor
Item 3: Sale of Securities and Use of Proceeds
Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K. Pricing information can be omitted if securities were not registered.
Depositor
Item 4: Defaults Upon Senior Securities

Information from Item 3 of Part II of Form 10-Q:

Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)
Securities Administrator Trustee
Item 5: Submission of Matters to a Vote of Security Holders Information from Item 4 of Part II of Form 10-Q	Securities Administrator Trustee
Item 6: Significant Obligors of Pool Assets Item 1112(b) - Significant Obligor Financial Information*	N/A
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Item 7: Significant Enhancement Provider Information Item 1114(b)(2) - Credit Enhancement Provider Financial Information*
▪ Determining applicable disclosure threshold	Depositor, if applicable
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor, if applicable
Item 1115(b) - Derivative Counterparty Financial Information*
▪ Determining current maximum probable exposure	Securities Administrator
▪ Determining current significance percentage	Securities Administrator
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor, if applicable
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
Item 8: Other Information Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	Any party responsible for the applicable Form 8-K Disclosure item
Item 9: Exhibits
Monthly Statement to Certificateholders	Securities Administrator
Exhibits required by Item 601 of Regulation S-K, such as material agreements	Depositor

EXHIBIT M

FORM 8-K REPORTING RESPONSIBILITY

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible
Item 1.01- Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus
All parties
Item 1.02- Termination of a Material Definitive Agreement

Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.
All parties
Item 1.03- Bankruptcy or Receivership Disclosure is required regarding the bankruptcy or receivership, with respect to any of the following:	Depositor
▪ Sponsor (Seller)	Depositor/Sponsor (Seller)
▪ Depositor	Depositor
▪ Master Servicer	Master Servicer
▪ Affiliated Servicer	Servicer
▪ Other Servicer servicing 20% or more of the pool assets at the time of the report	Servicer
▪ Other material servicers	Servicer
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Significant Obligor	N/A
▪ Credit Enhancer (10% or more)	Depositor, if applicable
▪ Derivative Counterparty	Depositor, if applicable
▪ Custodian	Custodian
Item 2.04- Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the monthly statements to the certificateholders.
Depositor Master Servicer Securities Administrator
Item 3.03- Material Modification to Rights of Security Holders

Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Servicing Agreement.
Securities Administrator Trustee Depositor
Item 5.03- Amendments of Articles of Incorporation or Bylaws; Change of Fiscal Year Disclosure is required of any amendment “to the governing documents of the issuing entity”.	Depositor
Item 6.01- ABS Informational and Computational Material	Depositor
Item 6.02- Change of Servicer or Securities Administrator

Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers or trustee.
Master Servicer/Securities Administrator/Depositor/ Servicer/Trustee
Reg AB disclosure about any new servicer or master servicer is also required.	Servicer/Master Servicer/Depositor
Reg AB disclosure about any new Trustee is also required.	Trustee
Item 6.03- Change in Credit Enhancement or External Support
Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided. Applies to external credit enhancements as well as derivatives.
Depositor/Securities Administrator/Trustee
Reg AB disclosure about any new enhancement provider is also required.	Depositor
Item 6.04- Failure to Make a Required Distribution	Securities Administrator Trustee
Item 6.05- Securities Act Updating Disclosure

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.
Depositor
If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.	Depositor
Item 7.01- Reg FD Disclosure	All parties
Item 8.01- Other Events Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to certificateholders.	Depositor
Item 9.01- Financial Statements and Exhibits	Responsible party for reporting/disclosing the financial statement or exhibit

EXHIBIT N

FORM 10-K REPORTING RESPONSIBILITY

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Item 1B: Unresolved Staff Comments	Depositor
Item 9B: Other Information Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	Any party responsible for disclosure items on Form 8-K
Item 15: Exhibits, Financial Statement Schedules	Securities Administrator Depositor
Reg AB Item 1112(b): Significant Obligors of Pool Assets
Significant Obligor Financial Information*	N/A
*This information need only be reported on the Form 10-K if updated information is required pursuant to the Item.
Reg AB Item 1114(b)(2): Credit Enhancement Provider Financial Information
▪ Determining applicable disclosure threshold	Depositor, if applicable
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor, if applicable
*This information need only be reported on the Form 10-K if updated information is required pursuant to the Item.
Reg AB Item 1115(b): Derivative Counterparty Financial Information
▪ Determining current maximum probable exposure	Securities Administrator
▪ Determining current significance percentage	Securities Administrator
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor, if applicable
*This information need only be reported on the Form 10-K if updated information is required pursuant to the Item.
Reg AB Item 1117: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceeding known to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee, Master Servicer, Securities Administrator and Depositor
▪ Sponsor (Seller)	Seller (if a party to the Servicing Agreement) or Depositor
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Master Servicer	Master Servicer
▪ Custodian	Custodian
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer (other than the Master Servicer or Securities Administrator)	Servicer
▪ Any other party contemplated by 1100(d)(1)	Depositor
Reg AB Item 1119: Affiliations and Relationships
Whether (a) the Sponsor (Seller), Depositor or Issuing Entity is an affiliate of the following parties, and (b) to the extent known and material, any of the following parties are affiliated with one another:
Depositor as to (a) Sponsor/Seller as to (a)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Trustee
▪ Any other 1108(a)(3) servicer	Servicer
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	N/A
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor, if applicable
▪ Any 1115 Derivate Counterparty Provider	Depositor/Sponsor, if applicable
▪ Any other 1101(d)(1) material party	Depositor/Sponsor
Whether there are any “outside the ordinary course business arrangements” other than would be obtained in an arm’s length transaction between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material to a Certificateholder’s understanding of the Certificates:
Depositor as to (a) Sponsor/Seller as to (a)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Depositor/Sponsor
▪ Any other 1108(a)(3) servicer	Servicer
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	N/A
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor, if applicable
▪ Any 1115 Derivate Counterparty Provider	Depositor/Sponsor, if applicable
▪ Any other 1101(d)(1) material party	Depositor/Sponsor
Whether there are any specific relationships involving the transaction or the pool assets between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material:
Depositor as to (a) Sponsor/Seller as to (a)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Depositor/Sponsor
▪ Any other 1108(a)(3) servicer	Servicer
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	N/A
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivate Counterparty Provider	Depositor/Sponsor, if applicable
▪ Any other 1101(d)(1) material party	Depositor/Sponsor, if applicable